UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09451

Nuveen Massachusetts Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
May 31, 2012

Nuveen Connecticut Premium Income Municipal Fund
NTC

Nuveen Connecticut Dividend Advantage Municipal Fund
NFC

Nuveen Connecticut Dividend Advantage Municipal Fund 2
NGK

Nuveen Connecticut Dividend Advantage Municipal Fund 3
NGO

Nuveen Massachusetts Premium Income Municipal Fund
NMT

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB

Nuveen Massachusetts AMT-Free Municipal Income Fund
NGX

Nuveen Missouri Premium Income Municipal Fund
NOM

May

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	14

Common Share Dividend and Price Information	16

Performance Overviews	18

Shareholder Meeting Report	26

Report of Independent Registered Public Accounting Firm	32

Portfolios of Investments	33

Statement of Assets and Liabilities	68

Statement of Operations	70

Statement of Changes in Net Assets	72

Statement of Cash Flows	75

Financial Highlights	78

Notes to Financial Statements	89

Annual Investment Management Agreement Approval Process	103

Board Member & Officers	112

Reinvest Automatically, Easily and Conveniently	117

Glossary of Terms Used in this Report	119

Additional Fund Information	123

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
July 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX)
(formerly known as Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX))
Nuveen Missouri Premium Income Municipal Fund (NOM)

Portfolio managers Michael Hamilton and Chris Drahn review economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of these eight Nuveen Funds. With 23 years of investment experience, Michael assumed portfolio management responsibility for the Connecticut and Massachusetts Funds in January 2011. Chris, who has 32 years of investment experience, took on portfolio management responsibility for NOM in January 2011.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended May 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained moderate. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the Fed Funds rate at “exceptionally low levels” through at least late 2014. The Fed also announced that it would extend its program to lengthen the average maturity of its holdings of U.S. Treasury securities by purchasing another $267 billion of these securities (in addition to the $400 billion originally announced in September 2011) with remaining maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed has now extended through the end of December 2012, are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 1.7% year-over-year as of May 2012, the lowest twelve-month rate of change since February 2011, while the core CPI (which excludes food and energy) increased 2.3% during the period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to be slow to improve, with national unemployment registering 8.2% in May 2012, down from 9.0% in May 2011 but a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended April 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 1.9%, as housing prices remained at the lowest levels since early 2003, down approximately 34% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and tight supply. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance during the first part of this period was due in part to the lingering effects of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen an increasing number of borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2012, municipal bond issuance nationwide totaled $357.4 billion, an increase of 2.7% compared with issuance during the twelvemonth period ended May 31, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

6	Nuveen Investments

How were the economic and market conditions in Connecticut, Massachusetts and Missouri during this period?

Connecticut continued to make progress toward recovery from the recent recession. In 2011, the state’s economy expanded at a rate of 2.0%, compared with the national average of 1.5%, ranking Connecticut ninth in the nation in terms of GDP growth by state. During the twelve-month period ended May 2012, the education and health care sectors led the state in job growth, followed by transportation, trade, professional and business services and leisure/hospitality. The state’s financial sector, predominately the insurance companies based in Hartford and the securities firms and hedge funds in Bridgeport, continued to be important to Connecticut’s recovery. As of May 2012, the jobless rate in Connecticut was 7.8%, down from 8.9% in May 2011 and below the national average of 8.2% for May 2012. The potential downsides for Connecticut’s continued growth included lower housing affordability and higher living and energy costs. In May 2011, Connecticut enacted a biennium state budget for fiscal 2012 and 2013 that achieved balance by raising the state’s income and sales tax rates and reducing expenditures, chiefly through concessions from the state’s public service unions. Recent proposed adjustments to the biennium budget focused on improving state pension and education funding, addressing priorities such as early childhood education, expansion of charter and magnet schools and retention of the best teachers and principals. In January 2012, Moody’s downgraded its rating on Connecticut general obligation debt to Aa3 from Aa2, citing the state’s depleted reserves and high debt burden, while S&P continued to rate Connecticut GOs at AA as of May 2012. Issuance of municipal debt in Connecticut during the twelve months ended May 31, 2012, totaled $6.1 billion, up 27% from the twelve months ended May 31, 2011.

Massachusetts has made significant strides toward recovery. In 2011, the Massachusetts economy expanded at a rate of 2.2%, compared with the national average of 1.5%, ranking Massachusetts seventh in terms of GDP growth by state. As of May 2012, the jobless rate in Massachusetts was 6.0%, its lowest reading since September 2008, down from 7.4% in May 2011. Professional and business services have been the primary driver of the commonwealth’s recovery, with job growth in this sector far outpacing that in other sectors during the twelve months ended May 2012. Transportation, trade and leisure and hospitality also posted stronger gains. Government employment reached its lowest level in five years, with the majority of losses at the local level, while the current state budget proposed eliminating another 1,100 jobs. The concentration of colleges and universities continued to make Massachusetts a significant center for research and development, primarily in the Cambridge area, which has one of the highest concentrations of high-tech jobs in the nation. Improvements in the Massachusetts job market have translated to signs of improvement in its housing market, as single-family housing starts reached their highest level in almost two years. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Boston rose 0.1% during the twelve months ended April 2012 (most recent date available at the time this report was prepared), compared with a decline of 1.9% nationally. On the fiscal front, the proposed $32.5 billion Massachusetts budget for fiscal 2013, which was introduced in January 2012, focused on promoting job growth, closing the achievement gap in schools, lowering health care

Nuveen Investments	7

costs and ending youth violence by supporting positive youth development. As of May 2012, Moody’s continued to rate Massachusetts general obligation (GO) debt at Aa1. In September 2011, S&P raised its rating on Massachusetts GO to AA+ from AA, citing the commonwealth’s progress in improving financial, debt and budget management practices. For the twelve months ended May 31, 2012, new municipal supply in Massachusetts totaled $8.6 billion, a decrease of 15% from the previous twelve months.

For 2011, Missouri’s economic growth remained essentially flat, while the national economy expanded at a rate of 1.5%. This ranked Missouri 43rd in terms of GDP growth by state. Job losses were spread across a number of sectors, including information services, construction, financial services and transportation. Missouri’s unemployment rate as of May 2012 was 7.3%, its lowest level since December 2008, down from 8.6% in May 2011 and below the national average of 8.2% for May 2012. Missouri has focused efforts on transitioning part of the state economy away from traditional manufacturing jobs into the development of biotechnology and alternative energy industries. Trade with China also has provided new opportunities. Although export growth fell in 2011, a recent agreement with emphasis on agricultural exports to China improved the outlook for food manufacturers, which accounted for 10% of the state’s $14 billion in exports. For fiscal 2013, the $24 billion Missouri state budget, which was introduced in January 2012, focused on job creation, K-12 education funding, disaster recovery funding and continued efforts to streamline the state government, while making cuts to Medicaid and higher education. The budget, which contained no new taxes, also called for eliminating more than 800 additional state jobs, bringing total reductions to 4,100 over the past four years and resulting in the smallest state workforce since 1997. As of May 2012, Moody’s and S&P rated Missouri general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2012, municipal issuance in Missouri totaled $4.7 million, on par with the issuance of the previous twelve-month period.

What key strategies were used to manage these Funds during this period?

As previously discussed, municipal bond prices generally rallied during this period in an environment of strong demand. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

During this period, the Connecticut Funds found value in several areas of the market, including charter schools, electric utilities, and health care, where we increased our exposure in all four Funds. During times when Connecticut municipal bonds were in shorter supply, we took advantage of our ability to invest a portion of the Funds’ net assets in non-Connecticut credits to keep the Funds fully invested, adding territorial paper from the Virgin Islands and Puerto Rico. Our purchase of territorial bonds also benefited the Funds through higher yields, added diversification and triple exemption (i.e., exemption from federal, state and local taxes).

Among the Massachusetts Funds, NMT and NMB added to their health care holdings during this period. For NGX, the Fund’s insured mandate and the continued severe decline in insured issuance meant that finding appropriate insured municipal bonds,

8	Nuveen Investments

especially new insured issues, remained a challenge. Over the past few years, most municipal bond insurers had their credit ratings downgraded, and only one insurer currently insures new municipal bonds. As a result, the supply of insured municipal securities decreased dramatically. In 2011, new insured paper accounted for only about 5% of total municipal issuance, compared with historical levels approaching 50%, while during the first five months of 2012, insured issuance totaled less than $6 billion, or about 4%. Although NGX’s investment policy allowed the Fund to invest up to 20% of its net assets in uninsured investment-grade credits rated BBB- or higher, the Fund was already close to this limit coming into the period. This, plus the combination of comparatively light municipal supply, little insured issuance and relatively lower yields, meant few attractive buying opportunities for NGX. During this period, we focused on reinvesting the proceeds from matured and called bonds in order to keep NGX as fully invested as possible, purchasing insured territorial paper such as revenue bonds issued by Guam Power Authority. One of the consequences of the insured supply situation was that, even with these efforts, NGX’s duration continued to drift lower.

In view of this ongoing situation, in October 2011, NGX’s Board of Trustees approved changes to the Fund’s investment policy regarding insured municipal securities. On May 15, 2012, following shareholder approval, the Fund eliminated the policy requiring it to invest at least 80% of its managed assets in municipal securities covered by insurance. This change was designed to provide more flexibility regarding the types of securities available for investment. This does not represent a change in investment objectives; NGX will continue to invest substantially all of its assets in a portfolio of investment-grade quality municipal securities. Following the changes to NGX’s investment policy, we focused on bonds that would extend the Fund’s duration and begin to move it back into its target range by adding uninsured bonds with longer maturities, particularly those issued by Puerto Rico and Guam.

In NOM, we purchased Kansas City water revenue bonds, as well as debt issued for the Missouri Joint Municipal Electric Utility Commission for the MoPEP (Missouri Public Energy Pool) project. NOM also bought tax-exempt territorial bonds, where we focused on higher-rated issues such as Aa2/AA- sales tax revenue bonds issued by the Puerto Rico Sales Tax Financing Corporation. During the first half of the period, NOM also added higher education, health care and continuing care retirement community credits. More than half of NOM’s purchases during the year were made in the A rated credit quality category, while the remaining additions to our portfolio were purchased across the credit spectrum.

Cash for new purchases during this period was generated primarily by the proceeds from a number of bond calls, which we worked to redeploy to keep the Funds as fully invested as possible. The Connecticut Funds also sold pre-refunded bonds with short maturities, as well as some out-of-state paper. The non-Connecticut holdings were sold at a premium at the end of 2011 to provide cash to finance purchases at a time when bond calls were less numerous. In addition, NMT took advantage of opportunities early in the period to sell some high-quality bonds with short call dates at attractive prices. These sales enabled us to extend the Fund’s duration by reinvesting the proceeds from these shorter bonds into bonds with longer maturities. Overall, selling was relatively

Nuveen Investments	9

minimal because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of May 31, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. During this period, we terminated some inverse floater positions in NMT and NMB. We accomplished this by using cash proceeds from bond calls to buy back the inverse floaters, terminate the trusts that held the securities and place the bonds involved back on the Funds’ Statement of Assets & Liabilities.

How did the Funds perform during the twelve-month period ended May 31, 2012?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 5/31/12

	1-Year	5-Year	10-Year
Connecticut Funds
NTC	13.45%	6.39%	6.13%
NFC	14.92%	6.77%	6.63%
NGK	13.61%	6.45%	6.50%
NGO	13.56%	6.16%	N/A

Standard & Poor’s (S&P) Connecticut Municipal Bond Index*	7.35%	5.07%	4.81%
Standard & Poor’s (S&P) National Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	16.15%	6.27%	6.53%

Massachusetts Funds
NMT	15.29%	6.70%	6.30%
NMB	15.45%	6.18%	6.76%

Standard & Poor’s (S&P) Massachusetts Municipal Bond Index*	9.42%	5.99%	5.56%
Standard & Poor’s (S&P) National Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	16.15%	6.27%	6.53%

Insured Massachusetts Fund**
NGX	8.82%	5.60%	N/A

Standard & Poor’s (S&P) Massachusetts Municipal Bond Index*	9.42%	5.99%	5.56%
Standard & Poor’s (S&P) National Insured Municipal Bond Index*	11.44%	5.64%	5.52%
Lipper Single State Insured Municipal Debt Funds Classification Average*	18.66%	6.44%	6.07%
Standard & Poor’s (S&P) National Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	16.15%	6.27%	6.53%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Refer to Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Effective May 15, 2012, NGX eliminated the investment policy that required the Fund to invest at least 80% of its managed assets in insured securities.

10	Nuveen Investments

Average Annual Total Returns on Common Share Net Asset Value (continued)
For periods ended 5/31/12

	1-Year	5-Year	10-Year
Missouri Fund
NOM	17.16%	6.19%	6.02%

Standard & Poor’s (S&P) Missouri Municipal Bond Index*	10.52%	5.60%	5.55%
Standard & Poor’s (S&P) National Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	16.15%	6.27%	6.53%

For the twelve months ended May 31, 2012, the total returns on common share net asset value (NAV) for all of these Funds (except NGX) exceeded the returns for their respective state’s S&P Municipal Bond Index, as well as the S&P National Municipal Bond Index. NOM also outperformed the average return for the Lipper Other States Municipal Debt Funds Classification, while the remaining Funds trailed this Lipper average.

Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions. For the same period, NGX underperformed the S&P Massachusetts, national and insured indexes and the relevant Lipper averages.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

The Funds’ duration, or interest rate positioning, provided meaningful positive impact on performance. As interest rates fell throughout the year, it was advantageous for the Funds’ portfolios to have a relatively long duration, in other words, to be more sensitive to the beneficial effects of declining rates.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Zero coupon bonds, which generally outperformed during this period due to their longer durations, were among the top contributors to the Funds’ performance. Overall, duration and yield curve positioning were positive contributors to the performance of all of these Funds. NFC, NMT, NMB and NOM were the most advantageously positioned, with stronger exposure to the longer parts of the yield curve that performed best during this period. All of the Funds (except NGX) also benefited from being underweight in the underperforming short end of the curve. As previously mentioned, the duration of NGX had shortened over the last several years as bonds matured or were called from its portfolio and the lack of insured issuance hampered our ability to replace these bonds with credits having longer maturities. NGX’s greater exposure to the shorter end of the yield curve was the major factor in its underperformance during this period. Overall, variations in duration and yield curve positioning among the Funds accounted for a significant amount of the differences in performance.

Credit exposure was also an important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as

Nuveen Investments	11

investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the performance of these Funds benefited from their holdings in the lower rated credit spectrum. Among these eight Funds, NOM had the largest allocation of bonds rated BBB and the smallest weighting in AAA bonds. Credit exposure was also a major contributor to the performance of NGO, which had the heaviest weighting in BBB bonds among the Connecticut Funds.

Holdings that generally made positive contributions to the Funds’ returns during this period included health care (including hospitals), transportation, education and water and sewer credits. All of these Funds (except NGX), in particular NFC, NGK and NOM benefited from strong weightings in the health care sector. While the Connecticut and Massachusetts Funds were underweight in the transportation sector, NOM was overweight in airports, which was a modest contributor to its performance. The Connecticut Funds also were helped by their overweighting in education bonds. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed well, as these bonds benefited from several market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the states and territories participating in the agreement, including Connecticut and Puerto Rico, stand to receive increased payments from the tobacco companies. As of May 31, 2012, NTC, NGK and NGO held lower rated tobacco bonds issued by Puerto Rico, with NGO having the largest exposure.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of May 31, 2012, NGK, NGO, NMT and especially NGX had the heaviest weightings of pre-refunded bonds, which detracted from their performance, while NMB held the fewest pre-refunded bonds. General obligation (GO) bonds and public power and housing credits also lagged the performance of the general municipal market for this period. These Funds generally tended to be underweight in the GO sector, which limited the impact of these holdings. This was particularly true in NMT and NMB, which were underweight in both state and local GOs. Conversely, the Connecticut and Massachusetts Funds were overweight in housing bonds, which underperformed in an environment of declining interest rates and a rallying bond market.

APPROVED FUND REORGANIZATIONS

On May 14, 2012, Shareholders approved a series of reorganizations for all the Connecticut Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell fund shares;

12	Nuveen Investments

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Connecticut Dividend Advantage	NFC
Municipal Fund
Nuveen Connecticut Dividend Advantage	NGK	Nuveen Connecticut Premium Income	NTC
Municipal Fund 2		Municipal Fund
Nuveen Connecticut Dividend Advantage	NGO
Municipal Fund 3

The reorganizations were consummated prior to the opening of business on July 9, 2012 (following the end of this reporting period). Upon the closing of the reorganizations, the Acquired Funds transferred their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds were liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Fund. Holders of common shares received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of their Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of MuniFund Term Preferred (MTP) Shares of each Acquired Fund received on a one-for-one basis newly issued MTP Shares of the Acquiring Fund, in exchange for MTP Shares of their Acquired Fund held immediately prior to the reorganization.

FUND POLICY CHANGES

On October 28, 2011, NGX’s Board of Trustees approved changes to the Fund’s investment policy regarding its investment in insured municipal securities. These changes were designed to provide the Adviser with more flexibility regarding the types of securities available for investment by the Fund.

Effective May 15, 2012, the Fund eliminated the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Over the past few years, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Fund has not changed its investment objective and will continue to invest substantially all of its assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Fund changed its name from Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) to Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX).

Nuveen Investments	13

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2012, each of the Funds have issued and outstanding MTP Shares, as shown in the accompanying table.

		MTP Shares Issued	Annual	NYSE
Fund	Series	At Liquidation Value	Interest Rate	Ticker
NTC	2015	$18,300,000	2.65%	NTC Pr C
NTC	2016	$17,780,000	2.55%	NTC Pr D
NFC	2015	$20,470,000	2.60%	NFC Pr C
NGK	2015	$16,950,000	2.60%	NGK Pr C
NGO	2015	$32,000,000	2.65%	NGO Pr C
NMT	2015	$20,210,000	2.65%	NMT Pr C
NMT	2016	$16,435,000	2.75%	NMT Pr D
NMB	2015	$14,725,000	2.60%	NMB Pr C
NGX	2015	$22,075,000	2.65%	NGX Pr C
NOM	2015	$17,880,000	2.10%	NOM Pr C

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares.)

14	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks and are listed below in order of priority:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	15

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended May 31, 2012, the monthly dividends of NTC and NOM remained stable, while the dividends of NGO and NMT were reduced once during the period. NFC and NGK each received two cuts in their monthly dividends, while the dividends of NMB and NGX were reduced three times during this period.

Due to normal portfolio activity, common shareholders of the following Funds received long-term capital gains distributions in December 2011 as follows:

Long-Term Capital Gains
Fund	(per share)
NTC	$0.0420
NFC	$0.0427
NGK	$0.0328
NMT	$0.0511

All of these Funds seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2012, NTC, NFC, NGK, NGO, NMT, NMB and NOM had positive UNII balances for both tax and financial reporting purposes. NGX had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of the Fund’s repurchase programs, the Funds have not repurchased any of their outstanding common shares.

16	Nuveen Investments

As of May 31, 2012, and during the twelve-month reporting period, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	5/31/12	Twelve-Month Average
Fund	(+) Premium/(-) Discount	(+) Premium/(-) Discount
NTC	(-) 7.50%	(-) 6.68%
NFC	(-) 7.29%	(-) 4.09%
NGK	(-) 6.68%	(-) 2.83%
NGO	(-) 7.02%	(-) 7.98%
NMT	(-) 2.14%	(-) 3.89%
NMB	(-) 4.44%	(-) 5.49%
NGX	(+)3.29%	(-) 4.53%
NOM	(+)15.60%	(+) 11.98%

Nuveen Investments	17

NTC	Nuveen Connecticut
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.19
Common Share Net Asset Value (NAV)	$15.34
Premium/(Discount) to NAV	-7.50%
Market Yield	4.99%
Taxable-Equivalent Yield1	7.37%
Net Assets Applicable to Common Shares ($000)	$82,318

Leverage
Regulatory Leverage	30.47%
Effective Leverage	34.86%

Average Annual Total Return
(Inception 5/20/93)
	On Share Price	On NAV
1-Year	13.59%	13.45%
5-Year	4.27%	6.39%
10-Year	4.22%	6.13%

Portfolio Composition4
(as a % of total investments)
Education and Civic Organizations	25.3%
Health Care	16.8%
Tax Obligation/General	13.9%
Tax Obligation/Limited	12.4%
U.S. Guaranteed	9.0%
Water and Sewer	7.8%
Utilities	5.9%
Housing/Single Family	5.3%
Other	3.6%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0420 per share.
4	Holdings are subject to change.

18	Nuveen Investments

NFC	Nuveen Connecticut
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.62
Common Share Net Asset Value (NAV)	$15.77
Premium/(Discount) to NAV	-7.29%
Market Yield	4.84%
Taxable-Equivalent Yield1	7.15%
Net Assets Applicable to Common Shares ($000)	$40,785

Leverage
Regulatory Leverage	33.42%
Effective Leverage	37.33%

Average Annual Total Return
(Inception 1/26/01)
	On Share Price	On NAV
1-Year	11.31%	14.92%
5-Year	3.16%	6.77%
10-Year	4.66%	6.63%

Portfolio Composition4
(as a % of total investments)
Education and Civic Organizations	24.3%
Health Care	22.2%
Tax Obligation/Limited	17.6%
Tax Obligation/General	10.5%
Water and Sewer	7.9%
U.S. Guaranteed	6.0%
Utilities	5.3%
Other	6.2%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0427 per share.
4	Holdings are subject to change.

Nuveen Investments	19

NGK	Nuveen Connecticut
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.52
Common Share Net Asset Value (NAV)	$15.56
Premium/(Discount) to NAV	-6.68%
Market Yield	5.04%
Taxable-Equivalent Yield1	7.44%
Net Assets Applicable to Common Shares ($000)	$36,121

Leverage
Regulatory Leverage	31.94%
Effective Leverage	36.10%

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	9.73%	13.61%
5-Year	3.08%	6.45%
10-Year	5.34%	6.50%

Portfolio Composition4
(as a % of total investments)
Education and Civic Organizations	22.7%
Health Care	20.8%
U.S. Guaranteed	12.6%
Tax Obligation/Limited	10.8%
Tax Obligation/General	7.4%
Utilities	6.5%
Water and Sewer	6.4%
Other	12.8%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0328 per share.
4	Holdings are subject to change.

20	Nuveen Investments

NGO	Nuveen Connecticut
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.17
Common Share Net Asset Value (NAV)	$15.24
Premium/(Discount) to NAV	-7.02%
Market Yield	4.87%
Taxable-Equivalent Yield1	7.19%
Net Assets Applicable to Common Shares ($000)	$66,542

Leverage
Regulatory Leverage	32.47%
Effective Leverage	36.21%

Average Annual Total Return
(Inception 9/26/02)
	On Share Price	On NAV
1-Year	15.68%	13.56%
5-Year	4.30%	6.16%
Since Inception	4.50%	5.63%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	21.1%
Health Care	18.7%
U.S. Guaranteed	13.8%
Tax Obligation/Limited	11.0%
Water and Sewer	9.9%
Tax Obligation/General	6.3%
Long-Term Care	5.9%
Utilities	5.5%
Housing/Single Family	7.8%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	21

NMT	Nuveen Massachusetts
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$15.12
Common Share Net Asset Value (NAV)	$15.45
Premium/(Discount) to NAV	-2.14%
Market Yield	4.92%
Taxable-Equivalent Yield1	7.21%
Net Assets Applicable to Common Shares ($000)	$73,758

Leverage
Regulatory Leverage	33.19%
Effective Leverage	35.22%

Average Annual Total Return
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	17.78%	15.29%
5-Year	6.83%	6.70%
10-Year	5.21%	6.30%

Portfolio Composition4
(as a % of total investments)
Education and Civic Organizations	22.6%
Health Care	17.8%
Tax Obligation/General	12.6%
U.S. Guaranteed	10.8%
Tax Obligation/Limited	8.3%
Transportation	7.7%
Water and Sewer	5.2%
Other	15.0%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	The Fund paid shareholders a capital gains distributions in December 2011 of $0.0511 per share.
4	Holdings are subject to change.

22	Nuveen Investments

NMB	Nuveen Massachusetts
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.64
Common Share Net Asset Value (NAV)	$15.32
Premium/(Discount) to NAV	-4.44%
Market Yield	4.67%
Taxable-Equivalent Yield1	6.85%
Net Assets Applicable to Common Shares ($000)	$30,124

Leverage
Regulatory Leverage	32.83%
Effective Leverage	35.12%

Average Annual Total Return
(Inception 1/30/01)
	On Share Price	On NAV
1-Year	14.21%	15.45%
5-Year	3.42%	6.18%
10-Year	4.91%	6.76%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	31.3%
Health Care	19.9%
Tax Obligation/General	10.4%
Tax Obligation/Limited	7.2%
Long-Term Care	5.7%
U.S. Guaranteed	5.6%
Housing/Multifamily	4.8%
Water and Sewer	4.2%
Other	10.9%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	23

NGX	Nuveen Massachusetts
Performance	AMT-Free Municipal
OVERVIEW	Income Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$15.39
Common Share Net Asset Value (NAV)	$14.90
Premium/(Discount) to NAV	3.29%
Market Yield	4.25%
Taxable-Equivalent Yield1	6.23%
Net Assets Applicable to Common Shares ($000)	$40,630

Leverage
Regulatory Leverage	35.20%
Effective Leverage	35.55%

Average Annual Total Return
(Inception 11/21/02)
	On Share Price	On NAV
1-Year	18.74%	8.82%
5-Year	6.46%	5.60%
Since Inception	5.40%	5.59%

Portfolio Composition3
(as a % of total investments)
U.S. Guaranteed	21.0%
Education and Civic Organizations	18.3%
Water and Sewer	11.1%
Tax Obligation/General	10.3%
Health Care	9.3%
Tax Obligation/Limited	8.7%
Housing/Multifamily	7.3%
Other	14.0%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

24	Nuveen Investments

NOM	Nuveen Missouri
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$16.90
Common Share Net Asset Value (NAV)	$14.62
Premium/(Discount) to NAV	15.60%
Market Yield	4.62%
Taxable-Equivalent Yield1	6.82%
Net Assets Applicable to Common Shares ($000)	$33,979

Leverage
Regulatory Leverage	34.48%
Effective Leverage	37.17%

Average Annual Total Return
(Inception 5/20/93)
	On Share Price	On NAV
1-Year	28.21%	17.16%
5-Year	5.84%	6.19%
10-Year	6.31%	6.02%

Portfolio Composition3
(as a % of total investments)
Health Care	21.4%
Tax Obligation/Limited	16.3%
Tax Obligation/General	11.2%
Transportation	10.2%
Water and Sewer	9.8%
U.S. Guaranteed	9.0%
Long-Term Care	6.7%
Education and Civic Organizations	5.7%
Other	9.7%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	25

NTC	Shareholder Meeting Report
NFC
NGK
The annual meeting of shareholders for NTC, NFC, NGK and NGO was held in the offices of Nuveen Investments on December 16, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies, the approval of new Fundamental Investment Policies, the approval of the issuance of additional common shares and the approval of an Agreement and Plan of Reorganization. The meeting was subsequently adjourned to January 31, 2012. The meeting for NTC, NGK and NGO was additionally adjourned to March 5, 2012, April 13, 2012 and May 14, 2012, respectively.

The annual meeting of shareholders for NMT, NMB and NOM was held in the offices of Nuveen Investments on November 15, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to December 16, 2011. The meeting for NMT and NOM was additionally adjourned to January 31, 2012. NMT was additionally adjourned to March 5, 2012 and March 14, 2012, respectively.

The annual meeting of shareholders for NGX was held in the offices of Nuveen Investments on December 16, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 31, 2012, March 5, 2012, April 13, 2012 and May 14, 2012, respectively.

	NTC		NFC		NGK
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	4,994,950	1,867,888	2,563,785	1,058,821	2,311,221	898,941
Against	242,743	74,700	123,756	51,300	70,611	25,680
Abstain	197,185	64,800	78,689	14,254	70,790	5,991
Broker Non-Vote	1,189,491	417,559	690,878	343,877	708,057	422,330
Total	6,624,369	2,424,947	3,457,108	1,468,252	3,160,679	1,352,942
To approve the issuance of additional common shares.
For	4,443,784	—	—	—	—	—
Against	287,143	—	—	—	—	—
Abstain	187,481	—	—	—	—	—
Broker Non-Vote	1,260,095	—	—	—	—	—
Total	6,178,503	—	—	—	—	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	4,868,626	1,788,388	2,528,451	1,053,821	2,091,285	701,241
Against	316,864	109,200	159,449	56,300	110,847	49,680
Abstain	249,388	109,800	78,330	14,254	250,490	179,691
Broker Non-Votes	1,189,491	417,559	690,878	343,877	708,057	422,330
Total	6,624,369	2,424,947	3,457,108	1,468,252	3,160,679	1,352,942
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	4,850,442	1,785,388	2,527,235	1,053,821	2,090,685	702,241
Against	332,682	107,200	159,549	56,300	110,147	48,680
Abstain	251,754	114,800	79,446	14,254	251,790	179,691
Broker Non-Votes	1,189,491	417,559	690,878	343,877	708,057	422,330
Total	6,624,369	2,424,947	3,457,108	1,468,252	3,160,679	1,352,942
To approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in insured municipal securities
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—

26	Nuveen Investments

	NTC		NFC		NGK
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve a new fundamental investment policy related to the Fund’s investment of at least 80%of its assets in municipal securities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	5,856,513	—	3,325,294	—	2,797,068	—
Withhold	321,990	—	131,814	—	133,011	—
Total	6,178,503	—	3,457,108	—	2,930,079	—
William C. Hunter
For	—	1,884,768	—	1,453,212	—	1,110,561
Withhold	—	101,774	—	15,040	—	14,081
Total	—	1,986,542	—	1,468,252	—	1,124,642
David J. Kundert
For	5,853,468	—	3,326,514	—	2,797,068	—
Withhold	325,035	—	130,594	—	133,011	—
Total	6,178,503	—	3,457,108	—	2,930,079	—
William J. Schneider
For	—	1,884,768	—	1,453,212	—	1,110,561
Withhold	—	101,774	—	15,040	—	14,081
Total	—	1,986,542	—	1,468,252	—	1,124,642
Terence J. Toth
For	5,857,051	—	3,326,514	—	2,797,068	—
Withhold	321,452	—	130,594	—	133,011	—
Total	6,178,503	—	3,457,108	—	2,930,079	—

Nuveen Investments	27

NGO	Shareholder Meeting Report (continued)
NMT
NMB

	NGO		NMT		NMB
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	4,119,241	1,706,072	—	—	—	—
Against	151,305	52,812	—	—	—	—
Abstain	121,176	16,789
Broker Non-Vote	1,000,830	384,253	—	—	—	—
Total	5,392,552	2,159,926	—	—	—	—
To approve the issuance of additional common shares.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Vote	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	3,669,375	1,349,750	3,826,318	1,354,400	1,458,449	600,738
Against	177,267	48,212	422,056	236,159	62,252	25,894
Abstain	143,949	28,389	159,154	54,323	58,887	2,500
Broker Non-Votes	1,108,725	484,353	1,020,325	448,547	506,315	218,867
Total	5,099,316	1,910,704	5,427,853	2,093,429	2,085,903	847,999
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	3,680,173	1,351,750	3,825,822	1,356,900	1,451,984	600,738
Against	183,809	52,812	414,888	228,659	66,717	25,894
Abstain	126,609	21,789	166,818	59,323	60,887	2,500
Broker Non-Votes	1,108,725	484,353	1,020,325	448,547	506,315	218,867
Total	5,099,316	1,910,704	5,427,853	2,093,429	2,085,903	847,999
To approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in insured municipal securities
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—

28	Nuveen Investments

	NGO		NMT		NMB
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve a new fundamental investment policy related to the Fund’s investment of at least 80%of its assets in municipal securities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	4,871,040	—	4,812,556	—	2,030,894	—
Withhold	228,276	—	269,322	—	55,009	—
Total	5,099,316	—	5,081,878	—	2,085,903	—
William C. Hunter
For	—	1,857,582	—	1,766,069	—	826,299
Withhold	—	53,122	—	137,761	—	21,700
Total	—	1,910,704	—	1,903,830	—	847,999
David J. Kundert
For	4,871,040	—	4,806,056	—	2,030,894	—
Withhold	228,276	—	275,822	—	55,009	—
Total	5,099,316	—	5,081,878	—	2,085,903	—
William J. Schneider
For	—	1,857,582	—	1,761,069	—	826,299
Withhold	—	53,122	—	142,761	—	21,700
Total	—	1,910,704	—	1,903,830	—	847,999
Terence J. Toth
For	4,871,040	—	4,811,556	—	2,030,894	—
Withhold	228,276	—	270,322	—	55,009	—
Total	5,099,316	—	5,081,878	—	2,085,903	—

Nuveen Investments	29

Shareholder Meeting Report (continued)
NGX
NOM

	NGX		NOM
	Common and		Common and
	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting
	together	together	together	together
	as a class	as a class	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Vote	—	—	—	—
Total	—	—	—	—
To approve the issuance of additional common shares.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Vote	—	—	—	—
Total	—	—	—	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	2,308,141	792,746	1,759,755	723,854
Against	189,910	75,889	139,800	61,767
Abstain	65,137	24,100	37,853	12,500
Broker Non-Votes	622,700	274,139	297,042	99,839
Total	3,185,888	1,166,874	2,234,450	897,960
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	2,303,959	792,746	1,740,623	708,554
Against	186,158	75,889	150,439	67,267
Abstain	73,071	24,100	46,346	22,300
Broker Non-Votes	622,700	274,139	297,042	99,839
Total	3,185,888	1,166,874	2,234,450	897,960
To approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in insured municipal securities
For	2,296,228	784,396	—	—
Against	197,941	78,389	—	—
Abstain	69,019	29,950	—	—
Broker Non-Votes	622,700	274,139	—	—
Total	3,185,888	1,166,874	—	—

30	Nuveen Investments

	NGX		NOM
	Common and		Common and
	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting
	together	together	together	together
	as a class	as a class	as a class	as a class
To approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.
For	2,328,273	787,396	—	—
Against	170,978	77,889	—	—
Abstain	63,937	27,450	—	—
Broker Non-Votes	622,700	274,139	—	—
Total	3,185,888	1,166,874	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	2,753,157	—	2,361,234	—
Withhold	82,963	—	98,005	—
Total	2,836,120	—	2,459,239	—
William C. Hunter
For	—	931,175	—	1,091,793
Withhold	—	36,949	—	40,138
Total	—	968,124	—	1,131,931
David J. Kundert
For	2,746,157	—	2,338,654	—
Withhold	89,963	—	120,585	—
Total	2,836,120	—	2,459,239	—
William J. Schneider
For	—	931,175	—	1,095,793
Withhold	—	36,949	—	36,138
Total	—	968,124	—	1,131,931
Terence J. Toth
For	2,747,157	—	2,357,234	—
Withhold	88,963	—	102,005	—
Total	2,836,120	—	2,459,239	—

Nuveen Investments	31

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Connecticut Premium Income Municipal Fund
Nuveen Connecticut Dividend Advantage Municipal Fund
Nuveen Connecticut Dividend Advantage Municipal Fund 2
Nuveen Connecticut Dividend Advantage Municipal Fund 3
Nuveen Massachusetts Premium Income Municipal Fund
Nuveen Massachusetts Dividend Advantage Municipal Fund
Nuveen Massachusetts AMT-Free Municipal Income Fund
(formerly known as Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund)
Nuveen Missouri Premium Income Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Massachusetts AMT-Free Municipal Income Fund, and Nuveen Missouri Premium Income Municipal Fund (the “Funds”) as of May 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Massachusetts AMT-Free Municipal Income Fund, and Nuveen Missouri Premium Income Municipal Fund at May 31, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 26, 2012

32	Nuveen Investments

Nuveen Connecticut Premium Income Municipal Fund
NTC	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.5% (1.0% of Total Investments)
$1,250	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/12 at 100.00	BBB+	$1,247,625
	Education and Civic Organizations – 37.6% (25.3% of Total Investments)
575	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	636,646
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	506,420
305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	315,349
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40	7/20 at 100.00	A–	1,094,830
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	978,600
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	1,050,170
1,595	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A–	1,738,821
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
170	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	N/R	179,869
270	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	280,473
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
250	5.125%, 7/01/26	7/21 at 100.00	BBB	268,870
1,000	5.625%, 7/01/41	7/21 at 100.00	BBB	1,107,050
900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA–	1,010,178
560	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis Chaffee School Issue, Series 2011-I, 5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	Aa3	652,574
1,375	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/21 – NPFG Insured	7/14 at 100.00	A+	1,479,954
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	1,067,283
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	901,528
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)	7/13 at 100.00	AAA	1,558,425
3,550	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	3,972,202
6,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)	7/17 at 100.00	AAA	7,031,480
1,000	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/18 – NPFG Insured	1/14 at 100.00	AA	1,070,130
1,220	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – AGM Insured	2/15 at 100.00	AA	1,363,143
685	University of Connecticut, General Obligation Bonds, Series 2006A, 5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	776,763
535	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	626,357
225	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	261,482
1,000	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%,11/15/19 – FGIC Insured	11/12 at 101.00	Aa2	1,031,320
28,015	Total Education and Civic Organizations			30,959,917
Nuveen Investments	33

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 25.0% (16.8% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
$460	5.500%, 7/01/21 – RAAI Insured	7/12 at 101.00	N/R	$464,839
700	5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	705,019
645	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	8/12 at 100.00	N/R	645,742
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
800	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	828,128
500	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	510,710
2,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	2,452,904
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
385	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	394,371
150	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	152,028
550	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	593,049
2,620	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	Aa3	2,746,389
605	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N, 5.000%, 7/01/25	7/21 at 100.00	A2	668,628
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A–	433,560
1,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	1,391,363
1,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	1,355,775
1,395	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	1,488,981
450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	511,686
1,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	1,346,280
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A+	382,449
3,050	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	3,468,613
19,100	Total Health Care			20,540,514
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
960	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	987,821
	Housing/Single Family – 7.8% (5.3% of Total Investments)
1,675	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	1,698,433
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
205	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	210,685
220	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	224,862
2,045	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	2,138,150
2,000	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.500%, 11/15/30	11/19 at 100.00	AAA	2,149,240
6,145	Total Housing/Single Family			6,421,370

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 2.7% (1.8% of Total Investments)
$445	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999, 5.500%, 9/01/15 – RAAI Insured	9/12 at 100.00	BBB–	$446,001
1,565	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	1,750,327
25	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	25,807
2,035	Total Long-Term Care			2,222,135
	Tax Obligation/General – 20.6% (13.9% of Total Investments)
750	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 – FGIC Insured	8/12 at 100.00	A1	755,498
1,110	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	1,194,671
2,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	2,296,020
1,300	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA	1,493,960
500	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	585,835
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
775	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA–	873,247
525	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA–	553,466
700	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA–	795,669
500	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	575,090
500	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	650,970
1,065	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G, 5.000%, 8/01/36	8/21 at 100.00	AA+	1,232,248
1,860	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	2,098,247
1,420	Regional School District 16, Connecticut, General Obligation Bonds, Series 2003, 5.000%, 3/15/16 – AMBAC Insured	3/13 at 101.00	A1	1,478,163
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
465	5.000%, 6/15/17	No Opt. Call	AA+	560,548
460	5.000%, 6/15/19	No Opt. Call	AA+	576,661
1,000	5.000%, 6/15/21	No Opt. Call	AA+	1,275,890
14,930	Total Tax Obligation/General			16,996,183
	Tax Obligation/Limited – 18.4% (12.4% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
1,300	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA–	1,385,540
1,000	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	1,056,780
1,750	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	1,983,905
1,100	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,244,892
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
960	0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	312,998
2,615	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	BBB+	794,019
2,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA–	2,009,360
2,400	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA–	2,618,568
975	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	1,044,420
600	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	632,202
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/19 – AGM Insured	10/14 at 100.00	AA–	1,075,130

Nuveen Investments	35

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$895	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	$947,760
16,595	Total Tax Obligation/Limited			15,105,574
	U.S. Guaranteed – 13.4% (9.0% of Total Investments) (5)
925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	BBB (5)	972,351
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 (Pre-refunded 7/01/12) – RAAI Insured	7/12 at 101.00	BBB– (5)	2,028,360
	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B:
1,175	5.000%, 12/01/20 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	1,203,306
1,000	5.000%, 12/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	1,024,090
500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA (5)	537,050
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	1,259,300
1,075	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/33 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3 (5)	1,134,157
1,100	University of Connecticut, General Obligation Bonds, Series 2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) – NPFG Insured	2/13 at 100.00	AA (5)	1,138,258
1,500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	1,719,630
10,460	Total U.S. Guaranteed			11,016,502
	Utilities – 8.8% (5.9% of Total Investments)
650	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA	652,399
175	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/12 at 100.00	A–	176,400
1,070	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	1,074,408
1,750	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/12 at 101.00	Ba1	1,771,035
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	754,259
1,015	5.000%, 1/01/42	1/22 at 100.00	Aa3	1,134,953
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
145	5.500%, 1/01/14 (Alternative Minimum Tax)	7/12 at 100.00	BBB	145,506
1,290	5.500%, 1/01/20 (Alternative Minimum Tax)	7/12 at 100.00	BBB	1,294,734
240	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB+	242,930
6,990	Total Utilities			7,246,624
	Water and Sewer – 11.6% (7.8% of Total Investments)
500	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	509,290
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
1,520	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	1,671,179
2,260	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	2,489,571
725	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	736,100
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,068,320

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	$1,048,520
770	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	860,185
1,100	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	1,159,520
8,875	Total Water and Sewer			9,542,685
$115,355	Total Investments (cost $114,669,999) – 148.6%			122,286,950
	Floating Rate Obligations – (9.7)%			(7,965,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (43.8)% (6)			(36,080,000)
	Other Assets Less Liabilities – 4.9%			4,075,938
	Net Assets Applicable to Common Shares – 100%			$82,317,888

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.5%.
N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Connecticut Dividend Advantage Municipal Fund
NFC	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 37.0% (24.3% of Total Investments)
$300	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	$332,163
250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	253,210
150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	155,090
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40	7/20 at 100.00	A–	547,415
440	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A2	530,046
795	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A–	866,685
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
85	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	N/R	89,934
130	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	135,043
600	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB	664,230
550	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/28 – AGM Insured	7/22 at 100.00	AA–	610,434
225	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis Chaffee School Issue, Series 2011-I, 5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	Aa3	259,382
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	A+	380,195
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	508,230
1,600	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	1,803,056
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)	7/13 at 100.00	AAA	519,475
1,800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	2,014,074
3,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)	7/17 at 100.00	AAA	3,487,157
485	University of Connecticut, General Obligation Bonds, Series 2006A, 5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	549,971
1,070	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	1,252,713
115	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	133,646
13,495	Total Education and Civic Organizations			15,092,149
	Health Care – 33.8% (22.2% of Total Investments)
1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	1,410,038
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	847,123
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
500	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	517,580
250	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	255,355
1,195	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,274,444
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	204,868

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	$431,308
60	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	Aa3	62,894
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N, 5.000%, 7/01/25	7/21 at 100.00	A2	552,585
240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A–	260,136
620	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	690,116
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	1,084,620
775	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F, 5.125%, 7/01/35 – AGM Insured	7/18 at 100.00	AA–	835,737
1,870	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	1,995,982
225	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	255,843
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	1,085,710
175	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A+	191,224
1,600	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,819,600
12,850	Total Health Care			13,775,163
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
480	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	493,910
	Housing/Single Family – 5.8% (3.8% of Total Investments)
800	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	811,192
685	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	716,202
800	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.750%, 11/15/35	11/19 at 100.00	AAA	847,864
2,285	Total Housing/Single Family			2,375,258
	Long-Term Care – 2.4% (1.6% of Total Investments)
300	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003, 5.750%, 12/01/23	12/13 at 100.00	BBB	306,381
295	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families and Children Inc., Series 2002A, 5.000%, 7/01/32 – AMBAC Insured	7/12 at 101.00	N/R	296,021
250	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	258,073
105	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	114,200
950	Total Long-Term Care			974,675
	Tax Obligation/General – 16.0% (10.5% of Total Investments)
560	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	602,717
700	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	803,607
100	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA	114,920
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,182,340

Nuveen Investments	39

Nuveen Connecticut Dividend Advantage Municipal Fund (continued)
NFC	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
$360	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA–	$404,914
240	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA–	253,013
600	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA–	682,002
400	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	520,776
965	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G, 5.000%, 8/01/36	8/21 at 100.00	AA+	1,116,544
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
335	5.000%, 6/15/17	No Opt. Call	AA+	403,836
335	5.000%, 6/15/19	No Opt. Call	AA+	419,959
5,595	Total Tax Obligation/General			6,504,628
	Tax Obligation/Limited – 26.7% (17.6% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
650	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA–	692,770
500	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	528,390
	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
600	5.000%, 12/15/20	12/13 at 100.00	AA–	608,052
1,000	5.000%, 12/15/30	12/13 at 100.00	AA–	1,009,930
1,475	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1998B, 5.500%, 11/01/12 – AGM Insured	No Opt. Call	AA	1,507,819
900	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds,	8/17 at 100.00	AA	1,020,294
	Series 2007A, 5.000%, 8/01/27 – AMBAC Insured
500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	565,860
600	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	651,960
470	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	153,239
1,200	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA–	1,309,284
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	1,071,200
325	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011A, 7.000%, 4/01/41	4/21 at 100.00	N/R	342,443
685	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/12 at 100.00	BBB+	687,295
710	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	751,855
10,615	Total Tax Obligation/Limited			10,900,391
	U.S. Guaranteed – 9.1% (6.0% of Total Investments) (5)
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 (Pre-refunded 7/01/12) – RAAI Insured	7/12 at 101.00	BBB– (5)	1,014,180
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	1,259,300
470	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/33 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3 (5)	495,864
810	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	928,600
3,465	Total U.S. Guaranteed			3,697,944

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 8.0% (5.3% of Total Investments)
$560	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	$562,307
1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/12 at 101.00	Ba1	1,012,020
525	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	587,045
370	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)	7/12 at 100.00	BBB	371,291
735	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	746,878
3,190	Total Utilities			3,279,541
	Water and Sewer – 12.0% (7.9% of Total Investments)
255	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	259,738
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
720	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	791,611
1,110	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	1,222,754
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	144,028
375	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	380,741
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	534,158
750	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	786,390
700	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	781,989
4,550	Total Water and Sewer			4,901,409
$57,475	Total Investments (cost $57,929,327) – 152.0%			61,995,068
	Floating Rate Obligations – (9.4)%			(3,820,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (50.2)% (6)			(20,470,000)
	Other Assets Less Liabilities – 7.6%			3,079,797
	Net Assets Applicable to Common Shares – 100%			$40,784,865

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at liquidation Value as a percentage of Total Investments is 33.0%.
N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Connecticut Dividend Advantage Municipal Fund 2
NGK	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.7% (1.1% of Total Investments)
$630	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/12 at 100.00	BBB+	$628,803
	Education and Civic Organizations – 34.9% (22.7% of Total Investments)
275	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	304,483
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	202,568
135	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	139,581
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/40	7/20 at 100.00	A–	547,415
310	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	379,208
715	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A–	779,472
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
75	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	N/R	79,354
120	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	124,655
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB	553,525
450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/28 – AGM Insured	7/22 at 100.00	AA–	499,446
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	508,230
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	901,528
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)	7/13 at 100.00	AAA	519,475
1,600	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	1,790,288
2,750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)	7/17 at 100.00	AAA	3,144,158
	University of Connecticut, General Obligation Bonds, Series 2006A:
450	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	517,869
490	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	555,640
460	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	538,550
500	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/22 – FGIC Insured	11/12 at 101.00	Aa2	515,780
11,330	Total Education and Civic Organizations			12,601,225
	Health Care – 31.9% (20.8% of Total Investments)
300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	302,151
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
20	6.125%, 7/01/20 – RAAI Insured	8/12 at 100.00	N/R	20,038
315	6.000%, 7/01/25 – RAAI Insured	8/12 at 100.00	N/R	315,362

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
$400	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	$430,848
300	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	310,548
300	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	306,426
1,030	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,098,474
170	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	174,138
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	431,308
1,190	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	Aa3	1,247,406
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/12 at 101.00	N/R	1,002,990
315	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A–	341,429
550	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	612,200
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	813,465
1,170	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	1,248,823
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	227,416
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	868,568
175	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A+	191,224
1,400	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,592,150
10,785	Total Health Care			11,534,964
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
480	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	493,910
	Housing/Single Family – 7.5% (4.9% of Total Investments)
700	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	709,793
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
305	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	313,458
330	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	337,293
585	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	611,647
700	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.750%, 11/15/35	11/19 at 100.00	AAA	741,881
2,620	Total Housing/Single Family			2,714,072

Nuveen Investments	43

Nuveen Connecticut Dividend Advantage Municipal Fund 2 (continued)
NGK	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 3.2% (2.1% of Total Investments)
$320	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003, 5.750%, 12/01/23	12/13 at 100.00	BBB	$326,806
450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families and Children Inc., Series 2002A, 5.000%, 7/01/19 – AMBAC Insured	7/12 at 101.00	N/R	455,067
250	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	258,073
105	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	114,200
1,125	Total Long-Term Care			1,154,146
	Tax Obligation/General – 11.4% (7.4% of Total Investments)
600	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	688,806
400	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA	459,680
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
360	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA–	404,914
140	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA–	147,591
650	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	747,617
1,000	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G, 5.000%, 8/01/36	8/21 at 100.00	AA+	1,157,040
400	Suffield, Connecticut, General Obligation Bonds, Series 2005, 5.000%, 6/15/21	No Opt. Call	AA+	510,356
3,550	Total Tax Obligation/General			4,116,004
	Tax Obligation/Limited – 16.6% (10.8% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
575	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA–	612,835
500	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	528,390
850	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	963,611
500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	565,860
500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	543,300
430	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	140,197
750	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA–	818,303
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	1,071,200
300	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	316,101
420	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	444,759
5,825	Total Tax Obligation/Limited			6,004,556

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 5.8% (3.8% of Total Investments)
$1,950	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	$2,104,128
	U.S. Guaranteed – 19.3% (12.6% of Total Investments) (5)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E:
590	5.500%, 7/01/22 (Pre-refunded 7/01/12) – RAAI Insured	7/12 at 101.00	BBB– (5)	598,490
1,000	5.250%, 7/01/32 (Pre-refunded 7/01/12) – RAAI Insured	7/12 at 101.00	BBB– (5)	1,014,180
1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002A, 5.375%, 7/01/20 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA (5)	1,004,350
785	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	834,220
	Farmington, Connecticut, General Obligation Bonds, Series 2002:
1,000	5.000%, 9/15/20 (Pre-refunded 9/15/12)	9/12 at 101.00	Aaa	1,023,930
1,450	5.000%, 9/15/21 (Pre-refunded 9/15/12)	9/12 at 101.00	Aaa	1,484,699
410	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/33 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3 (5)	432,562
500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/17 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	573,210
6,735	Total U.S. Guaranteed			6,965,641
	Utilities – 9.9% (6.5% of Total Investments)
470	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	471,936
1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/12 at 101.00	Ba1	1,012,020
460	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	514,363
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
250	5.500%, 1/01/15 (Alternative Minimum Tax)	8/12 at 100.00	BBB	250,788
510	5.500%, 1/01/20 (Alternative Minimum Tax)	7/12 at 100.00	BBB	511,872
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
555	5.050%, 7/01/42	7/22 at 100.00	BBB+	563,969
240	5.000%, 7/01/42	7/22 at 100.00	BBB+	242,930
3,485	Total Utilities			3,567,878
	Water and Sewer – 9.8% (6.4% of Total Investments)
220	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	224,088
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
690	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	758,627
320	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	352,506
130	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	133,740
350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	355,359

Nuveen Investments	45

Nuveen Connecticut Dividend Advantage Municipal Fund 2 (continued)
NGK	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	$534,159
750	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	786,386
350	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	390,994
3,310	Total Water and Sewer			3,535,859
$51,825	Total Investments (cost $52,083,321) – 153.4%			55,421,186
	Floating Rate Obligations – (9.6)%			(3,460,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (46.9)% (6)			(16,950,000)
	Other Assets Less Liabilities – 3.1%			1,109,919
	Net Assets Applicable to Common Shares – 100%			$36,121,105

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.6%.
N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen Connecticut Dividend Advantage Municipal Fund 3
NGO	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.0% (2.0% of Total Investments)
$2,010	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/12 at 100.00	BBB+	$2,006,181
	Education and Civic Organizations – 32.2% (21.1% of Total Investments)
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	354,494
250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	258,483
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A2	1,029,950
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/35	7/20 at 100.00	A–	883,536
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	489,300
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	1,050,170
1,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A–	1,417,221
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
135	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	N/R	142,837
215	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	223,340
1,160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB	1,284,178
600	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA–	673,452
650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	660,699
825	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	929,701
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	3,356,790
5,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)	7/17 at 100.00	AAA	5,773,817
	University of Connecticut, General Obligation Bonds, Series 2006A:
850	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	978,197
490	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	555,640
535	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	626,357
175	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	203,375
500	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/22 – FGIC Insured	11/12 at 101.00	Aa2	515,780
19,285	Total Education and Civic Organizations			21,407,317
	Health Care – 28.6% (18.7% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
460	5.500%, 7/01/21 – RAAI Insured	7/12 at 101.00	N/R	464,839
600	5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	604,302
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	8/12 at 100.00	N/R	750,863
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
490	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	527,789
800	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	828,128

Nuveen Investments	47

Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
NGO	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	$2,026,312
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
310	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	317,545
150	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	152,028
650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	700,876
2,130	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	Aa3	2,232,751
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
400	5.000%, 7/01/26	7/21 at 100.00	A2	440,928
500	5.000%, 7/01/27	7/21 at 100.00	A2	548,530
320	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A–	346,848
1,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	1,135,352
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	1,084,620
1,325	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	1,414,265
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	397,978
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	1,628,565
300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A+	327,813
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 2006H, 4.500%, 7/01/33 – AMBAC Insured	1/16 at 100.00	A	200,026
2,550	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	2,899,988
17,705	Total Health Care			19,030,346
	Housing/Multifamily – 1.5% (1.0% of Total Investments)
960	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	987,821
	Housing/Single Family – 6.7% (4.4% of Total Investments)
1,300	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	1,318,187
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
435	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	447,063
465	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	475,277
585	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	611,647
1,500	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.500%, 11/15/30	11/19 at 100.00	AAA	1,611,930
4,285	Total Housing/Single Family			4,464,104

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 9.0% (5.9% of Total Investments)
$500	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003, 5.750%, 12/01/23	12/13 at 100.00	BBB	$510,635
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families and Children Inc., Series 2002A:
430	5.000%, 7/01/18 – AMBAC Insured	7/12 at 101.00	N/R	434,945
475	5.000%, 7/01/20 – AMBAC Insured	7/12 at 101.00	N/R	480,296
260	5.000%, 7/01/23 – AMBAC Insured	7/12 at 101.00	N/R	262,418
1,000	5.000%, 7/01/32 – AMBAC Insured	7/12 at 101.00	N/R	1,003,460
	Connecticut Housing Finance Authority, Special Needs Housing Mortgage Finance Program Special Obligation Bonds, Series 2002SNH-1:
1,000	5.000%, 6/15/22 – AMBAC Insured	6/12 at 101.00	N/R	1,037,940
1,500	5.000%, 6/15/32 – AMBAC Insured	6/13 at 100.00	N/R	1,536,195
500	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	516,145
210	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	228,400
5,875	Total Long-Term Care			6,010,434
	Tax Obligation/General – 9.7% (6.3% of Total Investments)
1,200	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	1,377,612
1,500	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	1,757,505
600	Hartford, Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA–	674,856
440	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA–	500,135
1,000	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	1,150,180
860	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G, 5.000%, 8/01/36	8/21 at 100.00	AA+	995,054
5,600	Total Tax Obligation/General			6,455,342
	Tax Obligation/Limited – 16.7% (11.0% of Total Investments)
930	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	982,805
20	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12	No Opt. Call	AA	20,296
1,500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	1,700,490
900	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,018,548
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	1,086,600
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
780	0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	254,311
2,120	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	BBB+	643,717
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2002G:
890	5.250%, 7/01/17	7/12 at 100.00	Baa1	891,700
1,000	5.250%, 7/01/20	7/12 at 100.00	Baa1	1,001,260
1,045	5.250%, 7/01/21	7/12 at 100.00	Baa1	1,046,108
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
1,525	0.000%, 8/01/33	No Opt. Call	A+	486,917
650	5.375%, 8/01/39	2/20 at 100.00	A+	696,280
500	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	526,835
735	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	778,328
13,595	Total Tax Obligation/Limited			11,134,195

Nuveen Investments	49

Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
NGO	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 0.7% (0.4% of Total Investments)
$415	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	$447,802
	U.S. Guaranteed – 21.1% (13.8% of Total Investments) (5)
	Bethel, Connecticut, General Obligation Bonds, Series 2002:
525	5.000%, 11/01/18 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	535,374
525	5.000%, 11/01/19 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	535,374
525	5.000%, 11/01/20 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	535,374
525	5.000%, 11/01/21 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	535,374
525	5.000%, 11/01/22 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	535,374
500	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/23 (Pre-refunded 9/15/13) – AGM Insured	9/13 at 100.00	AA– (5)	532,270
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E, 5.500%, 7/01/22 (Pre-refunded 7/01/12) – RAAI Insured	7/12 at 101.00	BBB– (5)	760,793
	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B:
2,110	5.000%, 12/01/20 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	2,160,830
1,000	5.000%, 12/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	1,024,090
1,000	5.000%, 12/01/22 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	1,024,090
500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA (5)	537,050
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	1,259,300
450	Farmington, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 9/15/20 (Pre-refunded 9/15/12)	9/12 at 101.00	Aaa	460,769
40	New Haven, Connecticut, General Obligation Bonds, Series 2002A, 5.250%, 11/01/17 – AMBAC Insured (ETM)	11/12 at 100.00	A1 (5)	40,567
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,234,776
590	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/33 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3 (5)	622,468
1,100	University of Connecticut, General Obligation Bonds, Series 2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) – NPFG Insured	2/13 at 100.00	AA (5)	1,138,258
500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	573,210
13,360	Total U.S. Guaranteed			14,045,341
	Utilities – 8.4% (5.5% of Total Investments)
860	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1	863,543
2,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/12 at 101.00	Ba1	2,024,040
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A:
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	573,095
830	5.000%, 1/01/42	1/22 at 100.00	Aa3	928,089
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
370	5.500%, 1/01/14 (Alternative Minimum Tax)	7/12 at 100.00	BBB	371,291
305	5.500%, 1/01/20 (Alternative Minimum Tax)	7/12 at 100.00	BBB	306,119
530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	545,264
5,395	Total Utilities			5,611,441

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 15.2% (9.9% of Total Investments)
$400	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	$407,432
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
1,230	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	1,352,336
640	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	705,011
230	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	236,617
600	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	609,186
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,068,320
2,050	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	2,149,461
1,840	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	Aa3	2,025,251
1,050	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	1,172,987
350	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	368,939
9,390	Total Water and Sewer			10,095,540
$97,875	Total Investments (cost $96,254,704) – 152.8%			101,695,864
	Floating Rate Obligations – (8.7)%			(5,780,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (48.1)% (6)			(32,000,000)
	Other Assets Less Liabilities – 4.0%			2,625,988
	Net Assets Applicable to Common Shares – 100%			$66,541,852

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen Massachusetts Premium Income Municipal Fund
NMT	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.5% (1.0% of Total Investments)
$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds,	9/12 at 102.00	Caa3	$1,092,120
	Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)
	Education and Civic Organizations – 33.4% (22.6% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	1,125,600
375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A	418,924
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,034,710
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,111,300
2,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	2,222,920
1,045	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	1,108,452
705	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 2000A, 6.000%, 3/01/20 – ACA Insured	9/12 at 100.00	BBB	706,495
1,745	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AA–	1,849,648
1,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,902,150
4,850	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	5,123,928
1,090	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P, 6.000%, 5/15/29	No Opt. Call	A2	1,399,157
1,000	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,074,980
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18	6/13 at 100.00	AA–	2,092,000
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31	10/19 at 100.00	Baa1	1,045,180
250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	298,133
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	AA+	519,195
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F, 5.000%, 1/01/41	1/20 at 100.00	A2	542,795
555	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2003H, 5.000%, 7/01/21	7/13 at 100.00	AAA	580,924
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester State College, Series 2002, 5.000%, 11/01/32 – AMBAC Insured	11/12 at 100.00	A	502,710
22,615	Total Education and Civic Organizations			24,659,201
	Health Care – 26.3% (17.8% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
895	5.000%, 10/01/29	10/21 at 100.00	A3	982,003
700	5.000%, 10/01/31	10/21 at 100.00	A3	767,466
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-6, 5.375%, 7/01/41	7/20 at 100.00	AA	1,116,440
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/12 at 100.50	BBB+	1,010,500
52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008:
$2,300	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A–	$2,585,108
770	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A–	857,318
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A–	1,677,990
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	1,121,470
935	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	871,738
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	1,059,520
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	2,132,280
585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	582,397
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	989,600
1,445	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	1,474,073
2,000	Massachusetts State, Health and Educational Facilities Authority, Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32	7/17 at 100.00	AA	2,155,440
18,130	Total Health Care			19,383,343
	Housing/Multifamily – 6.3% (4.3% of Total Investments)
1,300	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	1,340,794
1,695	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	12/12 at 100.00	N/R	1,695,322
500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	505,760
95	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 1999D, 5.500%, 7/01/13 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R	95,219
1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/13 at 102.00	N/R	1,031,820
4,590	Total Housing/Multifamily			4,668,915
	Housing/Single Family – 3.7% (2.5% of Total Investments)
1,500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	1,526,850
985	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 14.272%, 6/01/16 (IF)	No Opt. Call	AA	1,247,611
2,485	Total Housing/Single Family			2,774,461
	Industrials – 0.9% (0.6% of Total Investments)
220	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	217,536
400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management No Opt. Call Inc., Series 2003, 5.450%, 6/01/14		BBB	432,876
620	Total Industrials			650,412
	Long-Term Care – 7.0% (4.7% of Total Investments)
1,270	Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds, Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31	10/12 at 101.00	AAA	1,297,902
185	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	200,142

Nuveen Investments	53

Nuveen Massachusetts Premium Income Municipal Fund (continued)
NMT	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$1,685	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	$1,654,923
1,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	9/12 at 105.00	AAA	1,581,945
400	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	8/12 at 100.00	BBB	400,360
5,040	Total Long-Term Care			5,135,272
	Tax Obligation/General – 18.7% (12.6% of Total Investments)
500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	559,555
300	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17	1/15 at 100.00	Aaa	333,909
1,000	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/13 at 101.00	AA–	1,028,210
1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation Bonds, Series 2011, 5.000%, 2/15/41	2/21 at 100.00	Aa3	1,111,280
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,418,500
1,205	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,612,676
1,275	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 – NPFG Insured	No Opt. Call	AA+	1,378,823
1,260	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	1,594,568
1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa1	1,107,530
2,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.250%, 12/01/38	12/20 at 100.00	Aa2	2,284,640
1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA–	1,365,619
12,010	Total Tax Obligation/General			13,795,310
	Tax Obligation/Limited – 12.3% (8.3% of Total Investments)
210	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	223,566
975	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26	7/18 at 100.00	AAA	1,166,919
385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	496,769
1,200	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	Aa2	1,308,468
1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,277,450
570	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	650,592
1,300	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – AGM Insured (UB)	8/15 at 100.00	AA+	1,472,003
1,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AA+	1,137,350
540	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	641,952
240	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	35,573
1,650	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 0.000%, 8/01/38	No Opt. Call	A+	371,976
235	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	270,133
9,305	Total Tax Obligation/Limited			9,052,751

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 11.4% (7.7% of Total Investments)
$500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	$565,735
2,000	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	AA	2,073,480
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A2	1,030,930
225	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R	200,367
4,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	9/12 at 100.00	BBB	4,010,160
470	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	508,648
8,195	Total Transportation			8,389,320
	U.S. Guaranteed – 16.0% (10.8% of Total Investments) (4)
2,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+ (4)	2,222,980
650	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	727,571
1,115	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,294,816
25	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	30,996
550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa2 (4)	598,758
325	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2 (4)	380,205
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 101.00	A (4)	1,069,270
750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA– (4)	793,673
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	BBB (4)	501,397
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 101.00	N/R (4)	1,015,010
155	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	8/12 at 100.00	AAA	166,301
1,500	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,616,325
1,065	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	1,372,572
10,545	Total U.S. Guaranteed			11,789,874
	Utilities – 2.7% (1.9% of Total Investments)
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – NPFG Insured	1/13 at 100.00	BBB	1,012,460
1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/12 at 100.00	A–	1,003,770
2,000	Total Utilities			2,016,230
	Water and Sewer – 7.7% (5.2% of Total Investments)
500	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	582,110

Nuveen Investments	55

Nuveen Massachusetts Premium Income Municipal Fund (continued)
NMT	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA	$63,012
285	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA	307,866
750	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29	8/15 at 100.00	AAA	814,583
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	1,062,110
500	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series , 2002A 5.250%, 8/01/20	8/12 at 100.00	AAA	504,060
1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+	1,698,611
625	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	627,094
5,220	Total Water and Sewer			5,659,446
$102,180	Total Investments (cost $102,220,231) – 147.9%			109,066,655
	Floating Rate Obligations – (1.9)%			(1,435,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (49.7)% (5)			(36,645,000)
	Other Assets Less Liabilities – 3.7%			2,771,367
	Net Assets Applicable to Common Shares – 100%			$73,758,022

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.6%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

56	Nuveen Investments

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.2% (0.8% of Total Investments)
$480	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	$367,872
	Education and Civic Organizations – 45.6% (31.3% of Total Investments)
500	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	562,800
375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1., 5.000%, 10/01/29	10/19 at 100.00	A	418,924
110	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008., 5.875%, 9/01/30	9/18 at 100.00	Aa3	127,522
400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A., 5.000%, 1/01/40	1/20 at 100.00	BBB+	413,884
1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A., 5.250%, 4/01/37	4/21 at 100.00	AA–	1,111,460
450	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007., 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	477,324
495	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D., 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AA–	524,685
500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A., 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	634,050
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A., 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	2,218,608
1,000	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P., 6.000%, 5/15/59	5/29 at 105.00	A2	1,215,720
990	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2001E., 5.300%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	992,287
575	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H., 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	637,899
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N., 5.250%, 6/01/18	6/13 at 100.00	AA–	1,046,000
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010., 5.500%, 10/15/31	10/19 at 100.00	Baa1	522,590
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F., 5.000%, 1/01/41	1/20 at 100.00	A2	1,628,385
590	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L., 5.000%, 7/01/31	7/16 at 100.00	AAA	659,679
500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A., 5.750%, 7/01/39	7/19 at 100.00	BBB	549,125
12,585	Total Education and Civic Organizations			13,740,942
	Health Care – 28.9% (19.9% of Total Investments)
1,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-6., 5.375%, 7/01/41	7/20 at 100.00	AA	1,339,728
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H., 5.500%, 7/01/31	7/21 at 100.00	A–	546,080
500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A., 6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	2,490
160	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I., 5.750%, 7/01/36	7/19 at 100.00	A+	176,339
775	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008, 5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A–	871,069
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A–	559,330

Nuveen Investments	57

Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
NMB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M., 5.500%, 12/01/39	12/19 at 100.00	AA	$1,121,470
295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002., 6.000%, 7/01/31	1/14 at 100.00	A	300,422
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E.:
550	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	551,249
315	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	293,687
600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C., 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	635,712
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D., 5.250%, 8/15/28	8/17 at 100.00	A+	1,066,140
290	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E., 5.000%, 7/15/32	7/17 at 100.00	BBB–	288,710
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D., 5.250%, 7/01/30	7/15 at 100.00	BB–	494,800
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B., 6.375%, 7/01/34 (4), (5)	7/14 at 100.00	D	180,000
285	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D., 5.000%, 7/01/33	7/15 at 100.00	A–	290,734
8,970	Total Health Care			8,717,960
	Housing/Multifamily – 7.0% (4.8% of Total Investments)
565	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007., 4.800%, 7/20/48	7/17 at 100.00	BB	582,730
500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S., 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	505,760
1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002., 5.200%, 11/20/22	5/13 at 102.00	N/R	1,031,820
2,065	Total Housing/Multifamily			2,120,310
	Housing/Single Family – 4.2% (2.9% of Total Investments)
650	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126., 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	661,635
480	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145., 15.329%, 6/01/16 (IF)	No Opt. Call	AA	599,520
1,130	Total Housing/Single Family			1,261,155
	Industrials – 1.1% (0.7% of Total Investments)
105	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006., 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	103,824
200	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003., 5.450%, 6/01/14	No Opt. Call	BBB	216,438
305	Total Industrials			320,262
	Long-Term Care – 8.3% (5.7% of Total Investments)
100	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010., 5.625%, 12/01/30	12/19 at 100.00	A–	108,185
725	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007., 5.250%, 10/01/26	10/12 at 102.00	N/R	712,059
605	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A., 6.750%, 7/01/21	7/12 at 101.00	BBB	618,183
1,000	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A., 6.250%, 9/20/42 (Alternative Minimum Tax)	9/12 at 105.00	AAA	1,054,630
2,430	Total Long-Term Care			2,493,057

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 15.2% (10.4% of Total Investments)
$310	Ashland, Massachusetts, General Obligation Bonds, Series 2004., 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	$346,924
440	Fall River, Massachusetts, General Obligation Bonds, Series 2003., 5.000%, 2/01/21 – AGM Insured	2/13 at 101.00	AA–	452,412
1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation Bonds, Series 2011., 5.000%, 2/15/41	2/21 at 100.00	Aa3	1,111,280
500	Norwell, Massachusetts, General Obligation Bonds, Series 2003., 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	632,765
500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A., 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa1	553,765
1,280	Quincy, Massachusetts, General Obligation Bonds, Series 2011., 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,467,238
4,030	Total Tax Obligation/General			4,564,384
	Tax Obligation/Limited – 10.4% (7.2% of Total Investments)
395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004., 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	420,517
385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C., 5.250%, 7/01/21	No Opt. Call	AAA	496,769
550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A., 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	Aa2	599,715
285	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B., 5.000%, 5/01/37	5/22 at 100.00	AA	325,296
500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A., 5.000%, 8/15/20 – AGM Insured (UB)	8/15 at 100.00	AA+	566,155
230	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005., 5.000%,1/01/20 – FGIC Insured	No Opt. Call	A1	273,424
455	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A., 6.375%, 10/01/19	10/12 at 100.00	BBB+	456,524
2,800	Total Tax Obligation/Limited			3,138,400
	Transportation – 4.2% (2.9% of Total Investments)
500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A., 5.000%, 7/01/30	7/20 at 100.00	AA	565,735
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007., 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A2	412,372
260	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011., 5.000%, 7/01/41	7/21 at 100.00	A+	281,380
1,160	Total Transportation			1,259,487
	U.S. Guaranteed – 8.2% (5.6% of Total Investments) (6)
530	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A., 5.000%, 11/01/25 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+ (6)	589,090
230	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A., 5.000%,5/01/19 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa2 (6)	250,390
250	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A., 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2 (6)	292,465
500	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A., 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA– (6)	529,115
750	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004., 5.250%,1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (6)	808,163
2,260	Total U.S. Guaranteed			2,469,223
	Utilities – 5.3% (3.6% of Total Investments)
1,070	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A., 5.625%, 1/01/14 – NPFG Insured	1/13 at 100.00	BBB	1,083,375
500	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A., 5.600%, 12/01/19 (Alternative Minimum Tax)	12/12 at 100.00	A–	501,885
1,570	Total Utilities			1,585,260

Nuveen Investments	59

Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
NMB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.1% (4.2% of Total Investments)
$125	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005., 6.000%, 7/01/25	7/15 at 100.00	Ba2	$128,596
500	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11., 4.500%, 8/01/29	8/15 at 100.00	AAA	543,055
400	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12., 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	424,844
500	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A., 5.250%, 8/01/20	8/12 at 100.00	AAA	504,060
250	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A., 4.000%, 8/01/46	8/16 at 100.00	AA+	250,837
1,775	Total Water and Sewer			1,851,392
$41,560	Total Investments (cost $41,454,497) – 145.7%			43,889,704
	Floating Rate Obligations – (1.9)%			(560,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (48.9)% (7)			(14,725,000)
	Other Assets Less Liabilities – 5.1%			1,518,991
	Net Assets Applicable to Common Shares – 100%			$30,123,695

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.6%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen Massachusetts AMT-Free Municipal Income Fund
(formerly known as Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund)
NGX	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 28.5% (18.3% of Total Investments)
$650	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	$731,640
1,135	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1., 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A	1,173,794
600	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007., 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	636,432
1,250	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003., 5.000%, 9/01/33	9/13 at 100.00	A1	1,271,213
1,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A., 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,268,100
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A., 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	3,169,440
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N., 5.125%, 6/01/37	6/13 at 100.00	AA–	1,807,593
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester State College, Series 2002., 5.000%, 11/01/32 – AMBAC Insured	11/12 at 100.00	A	1,508,130
10,885	Total Education and Civic Organizations			11,566,342
	Health Care – 14.5% (9.3% of Total Investments)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L., 5.000%, 7/01/36	7/21 at 100.00	AA	1,107,210
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D., 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA–	539,455
335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A., 5.000%, 7/01/25 – NPFG Insured	7/12 at 100.00	A–	335,268
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008.:
480	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A–	539,501
600	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A–	671,196
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009., 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A–	1,670,100
585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E., 5.000%, 7/15/32	7/17 at 100.00	BBB–	582,397
200	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D., 5.250%, 7/01/30	7/15 at 100.00	BB–	197,920
250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D., 5.000%, 7/01/33	7/15 at 100.00	A–	255,030
5,450	Total Health Care			5,898,077
	Housing/Multifamily – 11.3% (7.3% of Total Investments)
500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008., 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA–	566,800
745	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007., 4.800%, 7/20/48	7/17 at 100.00	BB	768,378
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H., 5.125%, 6/01/43	12/12 at 100.00	AA–	2,009,660
1,265	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2002H., 5.200%, 7/01/42 – AGM Insured	7/12 at 100.00	AA–	1,266,050
4,510	Total Housing/Multifamily			4,610,888

Nuveen Investments	61

Nuveen Massachusetts AMT-Free Municipal Income Fund (continued)
NGX	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 7.3% (4.7% of Total Investments)
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A.:
$1,475	5.125%, 8/01/28 – NPFG Insured	8/12 at 100.00	BBB	$1,475,974
1,500	5.125%, 2/01/34 – NPFG Insured	8/12 at 100.00	BBB	1,501,065
2,975	Total Industrials			2,977,039
	Long-Term Care – 4.6% (2.9% of Total Investments)
1,750	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, Neville Communities, Series 2002A., 6.000%, 6/20/44	12/12 at 105.00	AA+	1,862,420
	Tax Obligation/General – 16.0% (10.3% of Total Investments)
1,280	Littleton, Massachusetts, General Obligation Bonds, Series 2003., 5.000%, 1/15/21 – FGIC Insured	1/13 at 101.00	AA	1,321,626
1,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004B., 5.250%, 8/01/21 – AGM Insured	No Opt. Call	AA+	1,932,105
1,705	North Attleborough, Massachusetts, General Obligation Bonds, Series 2004., 5.000%, 7/15/15 – FGIC Insured	7/14 at 101.00	Aa2	1,882,473
1,200	North Reading, Massachusetts, General Obligation Bonds, Series 2012., 5.000%, 5/15/35 (WI/DD, Settling 6/18/12) – AMBAC Insured	5/22 at 100.00	Aa2	1,384,548
5,685	Total Tax Obligation/General			6,520,752
	Tax Obligation/Limited – 13.5% (8.7% of Total Investments)
400	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1., 5.000%, 1/01/37 (WI/DD, Settling 6/06/12)	1/22 at 100.00	A	432,064
3,000	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002., 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	A–	3,093,660
750	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A., 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	Aa2	817,793
300	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005., 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	356,640
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A., 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Aa2	774,700
9,450	Total Tax Obligation/Limited			5,474,857
	Transportation – 2.6% (1.6% of Total Investments)
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003A., 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	AA	1,036,740
	U.S. Guaranteed – 32.6% (21.0% of Total Investments) (4)
2,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A., 5.000%, 7/01/27 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AAA	2,008,060
2,790	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003A., 5.250%, 5/01/22 (Pre-refunded 5/01/13) – SYNCORA GTY Insured	5/13 at 100.00	Aa2 (4)	2,916,443
500	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C., 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A (4)	538,010
155	Massachusetts Port Authority, Revenue Bonds, Series 1982., 13.000%, 7/01/13 (ETM)	7/12 at 100.00	AAA	166,301
1,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004., 5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,077,550
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2004D., 5.000%, 8/01/24 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	AA+ (4)	1,054,430
3,000	Springfield, Massachusetts, General Obligation Bonds, Series 2003., 5.250%, 1/15/22 (Pre-refunded 1/15/13) – NPFG Insured	1/13 at 100.00	AA (4)	3,094,410
2,140	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1., 5.375%, 11/01/21 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA (4)	2,393,483
12,585	Total U.S. Guaranteed			13,248,687

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 7.5% (4.8% of Total Investments)
$1,710	Guam Power Authority, Revenue Bonds, Series 2010A., 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	$1,870,005
1,150	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A., 5.050%, 7/01/42	7/22 at 100.00	BBB+	1,168,584
2,860	Total Utilities			3,038,589
	Water and Sewer – 17.3% (11.1% of Total Investments)
1,900	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A., 5.000%,12/01/32 – NPFG Insured	12/13 at 100.00	A1	1,938,646
600	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12., 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	637,266
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J., 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,260,780
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A.:
1,500	5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AA+	1,680,600
125	4.000%, 8/01/46	8/16 at 100.00	AA+	125,419
720	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B., 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	834,110
495	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A., 5.000%, 7/01/16 – NPFG Insured	7/14 at 100.00	A+	534,328
6,340	Total Water and Sewer			7,011,149
$63,490	Total Investments (cost $60,137,606) – 155.7%			63,245,540
	Floating Rate Obligations – (0.8)%			(340,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (54.3)% (5)			(22,075,000)
	Other Assets Less Liabilities – (0.6)%			(200,844)
	Net Assets Applicable to Common Shares – 100%			$40,629,696

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.9%.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	63

Nuveen Missouri Premium Income Municipal Fund
NOM	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.6% (2.3% of Total Investments)
$1,000	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,216,540
	Education and Civic Organizations – 8.9% (5.7% of Total Investments)
250	Lincoln University, Missouri, Auxillary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA–	263,395
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	691,727
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/35	10/18 at 103.00	BBB	779,821
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	644,171
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	658,050
2,730	Total Education and Civic Organizations			3,037,164
	Health Care – 33.5% (21.4% of Total Investments)
485	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	AA–	535,910
760	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/27	6/17 at 100.00	BBB+	773,817
930	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	BBB–	939,895
480	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	438,720
750	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	780,630
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	215,380
540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	584,955
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	559,700
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A, 5.000%, 11/15/30	11/20 at 100.00	A+	2,185,000
	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003:
1,500	5.125%, 5/15/25	5/13 at 100.00	AA	1,553,790
1,155	5.250%, 5/15/32	5/13 at 100.00	AA	1,196,326
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, Reg S, 5.700%, 2/15/34	2/14 at 100.00	BBB+	514,020
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	752,206
350	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007, 5.000%, 11/15/27	11/16 at 100.00	N/R	350,130
10,870	Total Health Care			11,380,479
	Housing/Multifamily – 0.4% (0.3% of Total Investments)
150	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Series 2001II, 5.250%, 12/01/16	12/12 at 100.00	AA	150,416

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 2.9% (1.8% of Total Investments)
$350	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	$362,306
610	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	621,499
960	Total Housing/Single Family			983,805
	Long-Term Care – 10.5% (6.7% of Total Investments)
1,750	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	1,776,128
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	BBB–	522,060
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	BBB–	467,623
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	275,613
500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	BBB	511,725
3,475	Total Long-Term Care			3,553,149
	Materials – 2.2% (1.4% of Total Investments)
750	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	734,573
	Tax Obligation/General – 17.5% (11.2% of Total Investments)
600	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	640,722
1,500	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Series 2005, 5.250%, 3/01/24 – AGM Insured	3/15 at 100.00	AA–	1,651,590
1,685	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,972,680
500	Missouri School Boards Association, Lease Participation Certificates, Clay County School	3/17 at 100.00	AA–	553,005
	District 53 Liberty, Series 2007, 5.250%, 3/01/27 – AGM Insured
1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	1,128,090
5,285	Total Tax Obligation/General			5,946,087
	Tax Obligation/Limited – 25.5% (16.3% of Total Investments)
600	Chesterfield, Missouri, Certificates of Participation, Series 2005, 5.000%, 12/01/24 – FGIC Insured	12/15 at 100.00	Aa1	667,026
80	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	81,361
175	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21	4/14 at 100.00	BBB+	179,652
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	260,757
455	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42 (WI/DD, Settling 6/06/12)	1/22 at 100.00	A	489,221
475	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	526,504
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	330,915
475	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	455,962
100	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 5.000%, 6/01/21	6/16 at 100.00	N/R	104,113
360	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	370,030

Nuveen Investments	65

Nuveen Missouri Premium Income Municipal Fund (continued)
NOM	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$415	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A–	$423,420
450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	9/12 at 100.00	A	451,638
500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/13 at 101.00	N/R	429,670
1,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,973,650
225	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	46,033
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	299,055
600	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	633,804
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	11/14 at 100.00	N/R	340,020
400	5.500%, 11/01/27	11/14 at 100.00	N/R	397,108
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	198,554
9,715	Total Tax Obligation/Limited			8,658,493
	Transportation – 15.9% (10.2% of Total Investments)
500	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.50	A	503,175
1,000	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C, 7.000%, 9/01/19	9/12 at 100.00	N/R	1,000,570
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	1,155,480
2,500	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA–	2,737,747
5,000	Total Transportation			5,396,972
	U.S. Guaranteed – 14.1% (9.0% of Total Investments) (4)
685	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	AAA	698,618
1,630	North Kansas City School District, Missouri, General Obligation Bonds, Series 2003A, 5.000%, 3/01/23 (Pre-refunded 3/01/13)	3/13 at 100.00	AA+ (4)	1,688,582
1,395	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	N/R (4)	1,395,000
	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004:
80	5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA (4)	86,835
250	5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AAA	271,360
20	5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AAA	21,720
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	635,155
4,560	Total U.S. Guaranteed			4,797,270

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 6.1% (3.9% of Total Investments)
$110	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Power Project Revenue Bonds, Series 2006A, 4.125%, 1/01/21 – AMBAC Insured	1/16 at 100.00	A2	$116,690
500	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A–	518,295
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32	1/21 at 100.00	A2	434,712
425	5.000%, 1/01/37	1/21 at 100.00	A2	453,220
530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	545,264
1,965	Total Utilities			2,068,181
	Water and Sewer – 15.3% (9.8% of Total Investments)
600	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A	671,346
1,150	Kansas City, Missouri, Water Revenue Bonds, Series 2012A, 4.500%, 12/01/36	12/21 at 100.00	AA+	1,262,252
200	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2006C, 5.000%, 5/01/36 – NPFG Insured	5/17 at 100.00	AAA	222,622
2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+	3,047,427
4,915	Total Water and Sewer			5,203,647
$51,375	Total Investments (cost $50,361,098) – 156.4%			53,126,776
	Floating Rate Obligations – (6.5)%			(2,225,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (52.6)% (5)			(17,880,000)
	Other Assets Less Liabilities – 2.7%			957,191
	Net Assets Applicable to Common Shares – 100%			$33,978,967

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7% N/R Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Assets & Liabilities
May 31, 2012

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Assets
Investments, at value (cost $114,669,999, $57,929,327, $52,083,321 and $96,254,704, respectively)	$122,286,950		$61,995,068		$55,421,186		$101,695,864
Cash	389,484		59,983		38,219		480,363
Receivables:
Interest	1,801,238		913,496		828,305		1,516,543
Investments sold	2,083,025		2,139,837		251,363		794,088
Deferred offering costs	703,984		321,061		285,501		407,912
Other assets	25,384		10,468		10,359		11,526
Total assets	127,290,065		65,439,913		56,834,933		104,906,296
Liabilities
Cash overdraft	—		—		—		—
Floating rate obligations	7,965,000		3,820,000		3,460,000		5,780,000
Payables:
Common share dividends	290,905		138,696		135,875		229,934
Interest	86,020		48,781		40,393		77,744
Investments purchased	—		—		—		—
Offering costs	174,267		34,913		26,174		17,971
MuniFund Term Preferred (MTP) Shares, at liquidation value	36,080,000		20,470,000		16,950,000		32,000,000
Accrued expenses:
Management fees	64,952		33,461		29,050		53,886
Other	311,033		109,197		72,336		204,909
Total liabilities	44,972,177		24,655,048		20,713,828		38,364,444
Net assets applicable to Common shares	$82,317,888		$40,784,865		$36,121,105		$66,541,852
Common shares outstanding	5,365,029		2,586,685		2,320,671		4,367,134
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.34		$15.77		$15.56		$15.24
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$53,650		$25,867		$23,207		$43,671
Paid-in surplus	73,899,893		36,417,155		32,616,174		61,124,081
Undistributed (Over-distribution of) net investment income	722,214		193,640		122,926		219,245
Accumulated net realized gain (loss)	25,180		82,462		20,933		(286,305)
Net unrealized appreciation (depreciation)	7,616,951		4,065,741		3,337,865		5,441,160
Net assets applicable to Common shares	$82,317,888		$40,784,865		$36,121,105		$66,541,852
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

68	Nuveen Investments

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Massachusetts AMT-Free Income (NGX )	Missouri Premium Income (NOM	)
Assets
Investments, at value (cost $102,220,231, $41,454,497, $60,137,606 and $50,361,098, respectively)	$109,066,655		$43,889,704		$63,245,540	$53,126,776
Cash	—		197,168		1,264,632	583,561
Receivables:
Interest	1,732,500		738,306		920,032	729,850
Investments sold	1,749,340		561,076		140,000	15,000
Deferred offering costs	715,483		262,629		310,619	413,789
Other assets	25,068		1,420		10,620	10,190
Total assets	113,289,046		45,650,303		65,891,443	54,879,166
Liabilities
Cash overdraft	766,814		—		—	—
Floating rate obligations	1,435,000		560,000		340,000	2,225,000
Payables:
Common share dividends	275,083		108,865		146,236	141,135
Interest	90,524		35,090		53,632	34,419
Investments purchased	—		—		2,566,544	483,792
Offering costs	205,828		36,992		5,800	68,557
MuniFund Term Preferred (MTP) Shares, at liquidation value	36,645,000		14,725,000		22,075,000	17,880,000
Accrued expenses:
Management fees	58,163		23,615		33,086	27,321
Other	54,612		37,046		41,449	39,975
Total liabilities	39,531,024		15,526,608		25,261,747	20,900,199
Net assets applicable to Common shares	$73,758,022		$30,123,695		$40,629,696	$33,978,967
Common shares outstanding	4,774,788		1,965,699		2,727,110	2,323,996
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.45		$15.32		$14.90	$14.62
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$47,748		$19,657		$27,271	$23,240
Paid-in surplus	65,900,251		27,673,185		38,170,561	30,987,806
Undistributed (Over-distribution of) net investment income	610,081		16,168		(53,913)	386,458
Accumulated net realized gain (loss)	353,518		(20,522)		(622,157)	(184,215)
Net unrealized appreciation (depreciation)	6,846,424		2,435,207		3,107,934	2,765,678
Net assets applicable to Common shares	$73,758,022		$30,123,695		$40,629,696	$33,978,967
Authorized shares:
Common	Unlimited		Unlimited		Unlimited	Unlimited
Preferred	Unlimited		Unlimited		Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Operations
Year Ended May 31, 2012

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK )	Connecticut Dividend Advantage 3 (NGO	)
Investment Income	$5,577,813		$2,882,424		$2,563,618	$4,641,433
Expenses
Management fees	754,089		387,099		337,332	625,075
Shareholders’ servicing agent fees and expenses	28,370		17,746		17,670	17,708
Interest expense and amortization of offering costs	1,222,844		674,785		567,646	1,039,737
Custodian’s fees and expenses	26,129		16,958		15,995	23,608
Trustees’ fees and expenses	3,425		1,845		1,629	2,879
Professional fees	25,149		23,225		22,976	24,493
Shareholders’ reports — printing and mailing expenses	33,871		19,812		18,490	29,497
Stock exchange listing fees	38,657		15,066		15,033	15,711
Investor relations expense	9,504		5,231		4,293	8,486
Reorganization expense	264,773		71,141		35,303	163,678
Other expenses	45,126		39,554		39,251	41,514
Total expenses before custodian fee credit and expense reimbursement	2,451,937		1,272,462		1,075,618	1,992,386
Custodian fee credit	(521)		(867)		(230)	(600)
Expense reimbursement	—		—		(22,372)	—
Net expenses	2,451,416		1,271,595		1,053,016	1,991,786
Net investment income (loss)	3,126,397		1,610,829		1,510,602	2,649,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	229,119		146,478		110,372	211,447
Change in net unrealized appreciation (depreciation) of investments	6,702,628		3,687,045		2,844,950	5,267,561
Net realized and unrealized gain (loss)	6,931,747		3,833,523		2,955,322	5,479,008
Net increase (decrease) in net assets applicable to Common shares from operations	$10,058,144		$5,444,352		$4,465,924	$8,128,655

See accompanying notes to financial statements.

70	Nuveen Investments

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Massachusetts AMT-Free Income (NGX	)	Missouri Premium Income (NOM	)
Investment Income	$5,323,259		$2,162,778		$2,882,984		$2,559,533
Expenses
Management fees	673,284		272,572		389,260		315,203
Shareholders’ servicing agent fees and expenses	25,329		17,143		17,160		19,739
Interest expense and amortization of offering costs	1,233,974		483,567		707,956		504,355
Custodian’s fees and expenses	23,718		13,533		13,934		14,785
Trustees’ fees and expenses	3,199		1,396		1,925		1,584
Professional fees	25,252		32,189		23,308		22,880
Shareholders’ reports — printing and mailing expenses	56,743		26,579		48,137		30,524
Stock exchange listing fees	51,139		330		15,501		15,322
Investor relations expense	9,439		3,958		5,474		4,415
Reorganization expense	—		—		—		—
Other expenses	45,440		38,943		44,859		29,282
Total expenses before custodian fee credit and expense reimbursement	2,147,517		890,210		1,267,514		958,089
Custodian fee credit	(214)		(366)		(227)		(355)
Expense reimbursement	—		—		—		—
Net expenses	2,147,303		889,844		1,267,287		957,734
Net investment income (loss)	3,175,956		1,272,934		1,615,697		1,601,799
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	499,195		117,873		86,441		29,398
Change in net unrealized appreciation (depreciation) of investments	6,403,666		2,754,077		1,682,019		3,488,918
Net realized and unrealized gain (loss)	6,902,861		2,871,950		1,768,460		3,518,316
Net increase (decrease) in net assets applicable to Common shares from operations	$10,078,817		$4,144,884		$3,384,157		$5,120,115

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Changes in Net Assets

	Connecticut Premium Income (NTC)		Connecticut Dividend Advantage (NFC)		Connecticut Dividend Advantage 2 (NGK)
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$3,126,397	$3,621,121	$1,610,829	$1,730,599	$1,510,602	$1,556,524
Net realized gain (loss) from investments	229,119	109,734	146,478	99,244	110,372	39,359
Change in net unrealized appreciation (depreciation) of investments	6,702,628	(1,715,466)	3,687,045	(1,068,421)	2,844,950	(1,129,788)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(39,361)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	10,058,144	1,976,028	5,444,352	761,422	4,465,924	466,095
Distributions to Common Shareholders
From net investment income	(3,798,441)	(3,798,441)	(1,893,210)	(1,985,824)	(1,754,280)	(1,837,401)
From accumulated net realized gains	(225,331)	—	(110,451)	—	(76,108)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,023,772)	(3,798,441)	(2,003,661)	(1,985,824)	(1,830,388)	(1,837,401)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	9,690	26,531	7,356	16,467
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	9,690	26,531	7,356	16,467
Net increase (decrease) in net assets applicable to Common shares	6,034,372	(1,822,413)	3,450,381	(1,197,871)	2,642,892	(1,354,839)
Net assets applicable to Common shares at the beginning of period	76,283,516	78,105,929	37,334,484	38,532,355	33,478,213	34,833,052
Net assets applicable to Common shares at the end of period	$82,317,888	$76,283,516	$40,784,865	$37,334,484	$36,121,105	$33,478,213
Undistributed (Over-distribution of)net investment income at the end of period	$722,214	$909,994	$193,640	$302,881	$122,926	$236,533

See accompanying notes to financial statements.

72	Nuveen Investments

	Connecticut Dividend Advantage 3 (NGO)		Massachusetts Premium Income (NMT)		Massachusetts Dividend Advantage (NMB)
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Yea Ended 5/31/11
Operations
Net investment income (loss)	$2,649,647	$2,785,608	$3,175,956	$3,589,129	$1,272,934	$1,345,889
Net realized gain (loss) from investments	211,447	95	499,195	102,652	117,873	(158,330)
Change in net unrealized appreciation (depreciation) of investments	5,267,561	(1,241,126)	6,403,666	(1,273,832)	2,754,077	(356,215)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	—	—	(42,554)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	8,128,655	1,544,577	10,078,817	2,375,395	4,144,884	831,344
Distributions to Common Shareholders
From net investment income	(3,046,076)	(3,144,336)	(3,681,362)	(3,723,001)	(1,486,068)	(1,627,118)
From accumulated net realized gains	—	—	(243,992)	(179,532)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(3,046,076)	(3,144,336)	(3,925,354)	(3,902,533)	(1,486,068)	(1,627,118)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	—	100,786	—	25,160
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	100,786	—	25,160
Net increase (decrease) in net assets applicable to Common shares	5,082,579	(1,599,759)	6,153,463	(1,426,352)	2,658,816	(770,614)
Net assets applicable to Common shares at the beginning of period	61,459,273	63,059,032	67,604,559	69,030,911	27,464,879	28,235,493
Net assets applicable to Common shares at the end of period	$66,541,852	$61,459,273	$73,758,022	$67,604,559	$30,123,695	$27,464,879
Undistributed (Over-distribution of)net investment income at the end of period	$219,245	$306,440	$610,081	$888,826	$16,168	$136,669

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of
Changes in Net Assets (continued)

	Massachusetts AMT-Free Income (NGX)		Missouri Premium Income (NOM)
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$1,615,697	$1,740,563	$1,601,799	$1,814,122
Net realized gain (loss) from investments	86,441	(4,031)	29,398	137,346
Change in net unrealized appreciation (depreciation) of investments	1,682,019	(628,384)	3,488,918	(933,927)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	—	—	(33,471)
Net increase (decrease) in net assets applicable to Common shares from operations	3,384,157	1,108,148	5,120,115	984,070
Distributions to Common Shareholders
From net investment income	(1,914,367)	(2,061,418)	(1,810,947)	(1,806,982)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,914,367)	(2,061,418)	(1,810,947)	(1,806,982)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	1,482	17,059	74,892	70,115
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	1,482	17,059	74,892	70,115
Net increase (decrease) in net assets applicable to Common shares	1,471,272	(936,211)	3,384,060	(752,797)
Net assets applicable to Common shares at the beginning of period	39,158,424	40,094,635	30,594,907	31,347,704
Net assets applicable to Common shares at the end of period	$40,629,696	$39,158,424	$33,978,967	$30,594,907
Undistributed (Over-distribution of)net investment income at the end of period	$(53,913)	$131,520	$386,458	$477,654

See accompanying notes to financial statements.

74	Nuveen Investments

Statement of
Cash Flows
Year Ended May 31, 2012

	Connecticut Premium Income (NTC )	Connecticut Dividend Advantage (NFC )	Connecticut Dividend Advantage 2 (NGK )	Connecticut Dividend Advantage 3 (NGO )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$10,058,144	$5,444,352	$4,465,924	$8,128,655
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(13,103,616)	(9,756,944)	(6,033,384)	(11,039,039)
Proceeds from sales and maturities of investments	14,414,477	10,379,027	6,483,821	11,261,672
Amortization (Accretion) of premiums and discounts, net	297,841	149,612	109,914	212,993
(Increase) Decrease in:
Receivable for interest	11,301	(39,339)	(58,784)	(4,963)
Receivable for investments sold	(2,083,025)	(2,139,837)	(251,363)	(794,088)
Other assets	9,909	(4,019)	20,494	(980)
Increase (Decrease) in:
Payable for interest	7,819	4,437	3,674	7,063
Payable for investments purchased	—	(43,331)	—	—
Accrued management fees	2,715	1,568	3,390	2,276
Accrued other expenses	280,375	80,768	45,392	171,810
Net realized (gain) loss from investments	(229,119)	(146,478)	(110,372)	(211,447)
Change in net unrealized (appreciation) depreciation of investments	(6,702,628)	(3,687,045)	(2,844,950)	(5,267,561)
Taxes paid on undistributed capital gains	(10,465)	(11,345)	(4,507)	—
Net cash provided by (used in) operating activities	2,953,728	231,426	1,829,249	2,466,391
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	224,819	113,534	100,961	148,698
Increase (Decrease) in:
Cash overdraft balance	—	—	—	—
Floating rate obligations	—	—	—	—
Payable for offering costs	(192,273)	(153,152)	(154,314)	(183,597)
Cash distributions paid to Common shareholders	(4,019,783)	(2,008,699)	(1,834,303)	(3,051,014)
Net cash provided by (used in) financing activities	(3,987,237)	(2,048,317)	(1,887,656)	(3,085,913)
Net Increase (Decrease) in Cash	(1,033,509)	(1,816,891)	(58,407)	(619,522)
Cash at the beginning of period	1,422,993	1,876,874	96,626	1,099,885
Cash at the End of Period	$389,484	$59,983	$38,219	$480,363

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
$—		$9,690		$7,356		$—

Cash paid for interest (excluding amortization of offering costs) was as follows:

Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
$990,206		$556,814		$463,011		$883,975

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of
Cash Flows (continued)

	Massachusetts Premium Income (NMT )	Massachusetts Dividend Advantage (NMB )	Massachusetts AMT-Free Income (NGX )	Missouri Premium Income (NOM )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$10,078,817	$4,144,884	$3,384,157	$5,120,115
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(13,142,386)	(3,527,022)	(9,039,575)	(7,866,886)
Proceeds from sales and maturities of investments	15,349,838	3,933,237	8,864,018	6,742,705
Amortization (Accretion) of premiums and discounts, net	262,539	461,149	151,589	82,380
(Increase) Decrease in:
Receivable for interest	6,996	(8,445)	(15,885)	71,956
Receivable for investments sold	(1,604,340)	(561,076)	(20,000)	2,035,353
Other assets	8,017	3,696	21,266	4,098
Increase (Decrease) in:
Payable for interest	8,222	3,193	4,872	3,129
Payable for investments purchased	—	—	2,566,544	191,856
Accrued management fees	2,799	1,242	555	1,548
Accrued other expenses	26,089	18,066	15,612	15,900
Net realized (gain) loss from investments	(499,195)	(117,873)	(86,441)	(29,398)
Change in net unrealized (appreciation) depreciation of investments	(6,403,666)	(2,754,077)	(1,682,019)	(3,488,918)
Taxes paid on undistributed capital gains	(11,104)	—	—	—
Net cash provided by (used in) operating activities	4,082,626	1,596,974	4,164,693	2,883,838
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	226,879	92,869	113,237	118,412
Increase (Decrease) in:
Cash overdraft balance	766,814	—	—	(583,922)
Floating rate obligations	(1,015,000)	(490,000)	(1,160,000)	—
Payable for offering costs	(203,639)	(76,522)	(175,207)	(100,641)
Cash distributions paid to Common shareholders	(3,938,786)	(1,508,660)	(1,935,543)	(1,734,126)
Net cash provided by (used in) financing activities	(4,163,732)	(1,982,313)	(3,157,513)	(2,300,277)
Net Increase (Decrease) in Cash	(81,106)	(385,339)	1,007,180	583,561
Cash at the beginning of period	81,106	582,507	257,452	—
Cash at the End of Period	$—	$197,168	$1,264,632	$583,561

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Massachusetts AMT-Free Income (NGX	)	Missouri Premium Income (NOM	)
$—		$—		$1,482		$74,892

Cash paid for interest (excluding amortization of offering costs) was as follows:

Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Massachusetts AMT-Free Income (NGX	)	Missouri Premium Income (NOM	)
$998,872		$387,505		$589,847		$382,814

See accompanying notes to financial statements.

76	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	77

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Connecticut Premium Income (NTC)
Year Ended 5/31:
2012	$14.22	$.58		$1.29	$—	$—	$1.87	$(.71)	$(.04)	$(.75)	$15.34	$14.19
2011	14.56	.67		(.29)	(.01)	—	.37	(.71)	—	(.71)	14.22	13.18
2010	13.59	.80		.88	(.02)	— *	1.66	(.69)	— *	(.69)	14.56	13.94
2009	14.25	.84		(.66)	(.14)	(.03)	.01	(.60)	(.07)	(.67)	13.59	13.35
2008	14.39	.83		(.09)	(.22)	(.01)	.51	(.62)	(.03)	(.65)	14.25	14.08

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2012	14.44	.62		1.48	—	—	2.10	(.73)	(.04)	(.77)	15.77	14.62
2011	14.91	.67		(.37)	—	—	.30	(.77)	—	(.77)	14.44	13.85
2010	14.08	.85		.75	(.03)	—	1.57	(.74)	—	(.74)	14.91	15.29
2009	14.69	.91		(.55)	(.15)	(.04)	.17	(.67)	(.11)	(.78)	14.08	13.75
2008	14.76	.91		.01	(.24)	(.02)	.66	(.67)	(.06)	(.73)	14.69	14.93

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

78	Nuveen Investments

	Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

13.59%	13.45%		$82,318	3.08%		3.93%	N/A		N/A	11%
(.39)	2.63		76,284	2.41		4.73	N/A		N/A	9
9.76	12.49		78,106	1.57		5.64	N/A		N/A	5
.32	.45		72,901	1.43		6.40	N/A		N/A	0
(1.08)	3.60		76,441	1.30		5.82	N/A		N/A	22

11.31	14.92		40,785	3.25		4.11	N/A		N/A	16
(4.38)	2.09		37,334	3.13		4.55	3.08%		4.60%	13
16.92	11.34		38,532	1.62		5.73	1.49		5.86	4
(2.10)	1.50		36,329	1.47		6.45	1.26		6.66	0
(4.10)	4.62		37,874	1.33		5.90	1.05		6.18	20

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Connecticut Dividend Advantage (NFC) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Connecticut Premium Income (NTC)
Year Ended 5/31:
2012	1.54%
2011	1.20
2010	.37
2009	.11
2008	.03

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2012	1.72%
2011	1.80
2010	.36
2009	.11
2008	.02

*	Rounds to less than $.01 per share.
N/A	Fund does not have, or no longer has, a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2012	$14.43	$.65	$1.27	$—	$—	$1.92	$(.76)	$(.03)	$(.79)	$15.56	$14.52
2011	15.02	.67	(.47)	—	—	.20	(.79)	—	(.79)	14.43	13.96
2010	14.28	.86	.67	(.03)	—	1.50	(.76)	—	(.76)	15.02	16.20
2009	14.76	.91	(.43)	(.14)	(.04)	.30	(.66)	(.12)	(.78)	14.28	14.30
2008	14.85	.91	(.01)	(.23)	(.02)	.65	(.67)	(.07)	(.74)	14.76	15.00

Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2012	14.07	.61	1.26	—	—	1.87	(.70)	—	(.70)	15.24	14.17
2011	14.44	.64	(.29)	—	—	.35	(.72)	—	(.72)	14.07	12.89
2010	13.57	.77	.80	(.02)	—	1.55	(.68)	—	(.68)	14.44	14.06
2009	14.08	.84	(.58)	(.17)	—	.09	(.60)	—	(.60)	13.57	13.04
2008	14.30	.87	(.23)	(.25)	—	.39	(.61)	—	(.61)	14.08	13.63

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

80	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

9.73%	13.61%		$36,121	3.08%		4.26%	3.02%		4.33%	11%
(8.96)	1.41		33,478	2.98		4.44	2.83		4.58	11
19.15	10.69		34,833	1.61		5.64	1.40		5.86	3
1.40	2.52		33,092	1.48		6.31	1.19		6.60	0
(3.63)	4.54		34,188	1.36		5.79	1.00		6.15	23

15.68	13.56		66,542	3.11		4.13	N/A		N/A	11
(3.29)	2.52		61,459	2.91		4.47	2.87		4.52	8
13.26	11.66		63,059	1.78		5.28	1.61		5.45	3
.53	.89		59,244	1.43		6.12	1.14		6.41	0
(3.07)	2.79		61,476	1.29		5.70	.88		6.11	24

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010 and March 31, 2012, the Adviser is no longer reimbursing Connecticut Dividend Advantage 3 (NGO) and Connecticut Dividend Advantage 2 (NGK), respectively for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2012	1.63%
2011	1.67
2010	.34
2009	.11
2008	.03

Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2012	1.62%
2011	1.69
2010	.57
2009	.11
2008	.02

N/A	Fund does not have, or no longer has, a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Massachusetts Premium Income (NMT)
Year Ended 5/31:
2012	$14.16	$.67	$1.44	$—	$—	$2.11	$(.77)	$(.05)	$(.82)	$15.45	$15.12
2011	14.48	.75	(.24)	(.01)	—	.50	(.78)	(.04)	(.82)	14.16	13.59
2010	13.29	.87	1.12	(.03)	—	1.96	(.77)	—	(.77)	14.48	14.93
2009	14.22	.91	(.98)	(.15)	(.02)	(.24)	(.65)	(.04)	(.69)	13.29	13.28
2008	14.56	.88	(.32)	(.25)	(.01)	.30	(.62)	(.02)	(.64)	14.22	13.61

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2012	13.97	.65	1.46	—	—	2.11	(.76)	—	(.76)	15.32	14.64
2011	14.38	.68	(.26)	—	—	.42	(.83)	—	(.83)	13.97	13.53
2010	13.52	.89	.80	(.02)	(.01)	1.66	(.77)	(.03)	(.80)	14.38	14.10
2009	14.36	.95	(.93)	(.17)	—	(.15)	(.69)	—	(.69)	13.52	13.83
2008	14.84	.94	(.45)	(.26)	(.01)	.22	(.68)	(.02)	(.70)	14.36	14.61

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

82	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

17.78%	15.29%	$73,758	3.03%		4.48%	N/A		N/A	12%
(3.48)	3.58	67,605	2.51		5.30	N/A		N/A	6
18.77	15.03	69,031	1.60		6.21	N/A		N/A	3
3.54	(1.36)	63,321	1.43		7.01	N/A		N/A	1
(.48)	2.08	67,720	1.26		6.09	N/A		N/A	14

14.21	15.45	30,124	3.09		4.41	N/A		N/A	8
1.87	3.05	27,465	3.08		4.83	3.03%		4.88%	16
7.90	12.50	28,235	1.67		6.16	1.54		6.29	11
(.04)	(.70)	26,530	1.54		7.09	1.33		7.30	1
(5.73)	1.55	28,135	1.32		6.11	1.05		6.39	15

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Massachusetts Dividend Advantage (NMB) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2012	1.74%
2011	1.28
2010	.37
2009	.09
2008	—

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2012	1.68%
2011	1.75
2010	.35
2009	.10
2008	—

N/A	Fund does not have, or no longer has, a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Massachusetts AMT-Free Income (NGX)
Year Ended 5/31:
2012	$14.36	$.59	$.65	$—	$—		$1.24	$(.70)	$—	$(.70)	$14.90	$15.39
2011	14.71	.64	(.23)	—	—		.41	(.76)	—	(.76)	14.36	13.62
2010	13.86	.82	.79	(.03)	—		1.58	(.73)	—	(.73)	14.71	15.79
2009	14.28	.91	(.50)	(.17)	—		.24	(.66)	—	(.66)	13.86	13.15
2008	14.50	.90	(.21)	(.26)	—		.43	(.65)	—	(.65)	14.28	14.14

Missouri Premium Income (NOM)
Year Ended 5/31:
2012	13.19	.69	1.52	—	—		2.21	(.78)	—	(.78)	14.62	16.90
2011	13.55	.78	(.35)	(.01)	—		.42	(.78)	—	(.78)	13.19	13.88
2010	12.44	.83	.99	(.03)	—		1.79	(.68)	—	(.68)	13.55	16.50
2009	13.52	.85	(1.12)	(.16)	—		(.43)	(.65)	—	(.65)	12.44	12.90
2008	14.27	.89	(.62)	(.20)	(.04)		.03	(.65)	(.13)	(.78)	13.52	14.76

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

84	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

18.74%	8.82%	$40,630	3.16%		4.03%	N/A		N/A	14%
(9.04)	2.89	39,158	3.07		4.38	3.01%		4.44%	4
26.19	11.61	40,095	1.86		5.50	1.67		5.69	1
(2.11)	2.00	37,754	1.47		6.47	1.16		6.78	0
2.49	3.04	38,873	1.29		5.82	.85		6.25	13

28.21	17.16	33,979	2.95		4.93	N/A		N/A	13
(11.29)	3.22	30,595	2.30		5.90	N/A		N/A	11
34.31	14.69	31,348	1.37		6.37	N/A		N/A	7
(7.83)	(2.92)	28,734	1.55		6.96	N/A		N/A	2
(5.74)	.26	31,170	1.52		6.43	N/A		N/A	5

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing Massachusetts AMT-Free Income (NGX) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Massachusetts AMT-Free Income (NGX)
Year Ended 5/31:
2012	1.76%
2011	1.81
2010	.57
2009	.09
2008	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2012	1.55%
2011	.93
2010	.03
2009	.13
2008	.21

N/A	Fund does not have, or no longer has, a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (a)			ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Connecticut Premium Income (NTC)
Year Ended 5/31:
2012	$—	$—	$—	$36,080	$10.00	$32.82	$—
2011	—	—	—	36,080	10.00	31.14	—
2010	15,725	25,000	82,389	18,300	10.00	32.96	3.30
2009	34,975	25,000	77,110	—	—	—	—
2008	38,300	25,000	74,896	—	—	—	—

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2012	—	—	—	20,470	10.00	29.92	—
2011	—	—	—	20,470	10.00	28.24	—
2010	—	—	—	20,470	10.00	28.82	—
2009	18,000	25,000	75,457	—	—	—	—
2008	19,500	25,000	73,556	—	—	—	—

Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2012	—	—	—	16,950	10.00	31.31	—
2011	—	—	—	16,950	10.00	29.75	—
2010	—	—	—	16,950	10.00	30.55	—
2009	16,125	25,000	76,305	—	—	—	—
2008	17,500	25,000	73,840	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Connecticut Premium Income (NTC)
Year Ended 5/31:
2012	2015	$10.05	$10.08		2016	$10.10	$10.06
2011	2015	10.07	10.04		2016	10.00	9.88	^^^
2010	2015	10.00	10.02	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2012	2015	10.07	10.07		—	—	—
2011	2015	13.85	14.24		—	—	—
2010	2015	9.98	9.95	^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2012	2015	10.06	10.07		—	—	—
2011	2015	13.96	14.62		—	—	—
2010	2015	9.97	9.96	^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

^	For the period January 19, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period March 31, 2010 (first issuance date of shares) through May 31, 2010.
^^^	For the period December 15, 2010 (first issuance date of shares) through May 31, 2011.

86	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (a)			ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2012	$—	$—	$—	$32,000	$10.00	$30.79	$—
2011	—	—	—	32,000	10.00	29.21	—
2010	—	—	—	32,000	10.00	29.71	—
2009	30,025	25,000	74,329	—	—	—	—
2008	32,000	25,000	73,028	—	—	—	—

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2012	—	—	—	36,645	10.00	30.13	—
2011	—	—	—	36,645	10.00	28.45	—
2010	14,400	25,000	74,863	20,210	10.00	29.95	2.99
2009	34,000	25,000	71,559	—	—	—	—
2008	34,000	25,000	74,794	—	—	—	—

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2012	—	—	—	14,725	10.00	30.46	—
2011	—	—	—	14,725	10.00	28.65	—
2010	—	—	—	14,725	10.00	29.18	—
2009	14,250	25,000	71,544	—	—	—	—
2008	15,000	25,000	71,892	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2012	2015	$10.05	$10.07		—	$—	$—
2011	2015	12.89	13.47		—	—	—
2010	2015	10.00	9.99	Ω	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2012	2015	10.10	10.08		2016	10.10	10.08
2011	2015	10.02	10.02		2016	10.00	9.97	ΩΩΩΩ
2010	2015	10.00	10.00	ΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2012	2015	10.10	10.07		—	—	—
2011	2015	13.53	14.03		—	—	—
2010	2015	9.98	9.95	ΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Ω	For the period February 10, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩ	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩΩ	For the period March 23, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩΩΩ	For the period January 20, 2011 (first issuance date of shares) through May 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (a)
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Massachusetts AMT-Free Income (NGX)
Year Ended 5/31:
2012	$—	$—	$—	$22,075	$10.00	$28.41
2011	—	—	—	22,075	10.00	27.74
2010	—	—	—	22,075	10.00	28.16
2009	20,500	25,000	71,042	—	—	—
2008	20,500	25,000	72,407	—	—	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2012	—	—	—	17,880	10.00	29.00
2011	—	—	—	17,880	10.00	27.11
2010	16,000	25,000	73,981	—	—	—
2009	16,000	25,000	69,897	—	—	—
2008	16,000	25,000	73,703	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Massachusetts AMT-Free Income (NGX)
Year Ended 5/31:
2012	2015	$10.10	$10.08
2011	2015	13.62	14.48
2010	2015	10.00	9.98	^
2009	—	—	—
2008	—	—	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2012	2015	10.40	9.98
2011	2015	13.88	15.41	^^
2010	—	—	—
2009	—	—	—
2008	—	—	—

^	For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period November 9, 2010 (first issuance date of shares) through May 31, 2011.

See accompanying notes to financial statements.

88	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB), Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX) (formerly known as Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)), and Nuveen Missouri Premium Income Municipal Fund (NOM) (each a “Fund” and collectively, the “Funds”). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Massachusetts AMT-Free Income (NGX) and Missouri Premium Income (NOM) are traded on the NYSE MKT (formerly known as NYSE Amex). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Massachusetts AMT-Free Income (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Approved Fund Reorganizations

On August 1, 2011, the Funds’ Board of Trustees approved a series of reorganizations for all the Connecticut Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Connecticut Dividend Advantage (NFC)	Connecticut Premium Income (NTC)
Connecticut Dividend Advantage 2 (NGK)
Connecticut Dividend Advantage 3 (NGO)

The reorganizations of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK) and Connecticut Dividend Advantage 3 (NGO) into Connecticut Premium Income (NTC) was approved by shareholders of the Acquired Funds at a special meeting on May 14, 2012, which was consumated before the opening of business on July 9, 2012 (subsequent to the end of this reporting period).

Upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of the Acquired Funds became shareholders of the Acquiring Fund. Holders of common shares received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which are equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of MuniFund Term Preferred (“MTP”) Shares of each Acquired Fund will receive on a one-for-one basis newly issued MTP Shares of the Acquiring Fund, in exchange for MTP Shares of the Acquired Funds held immediately prior to the reorganization.

Nuveen Investments	89

Notes to
Financial Statements (continued)

In connection with the reorganizations, each of the Acquired Funds and the Acquiring Fund have accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued other expense” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations.

Policy Changes
On October 28, 2011, the Massachusetts AMT-Free Income’s (NGX) Board of Trustees approved changes to the Fund’s investment policy regarding its investment in insured municipal securities. These changes were designed to provide Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), with more flexibility regarding the types of securities available for investment by the Fund.

On May 15, 2012, the Fund eliminated the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Since 2007, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Fund did not change their investment objective and continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities. Concurrent with the investment policy changes, the Fund changed its name from Nuveen Insured Massachusetts Tax-Free Advantage Municipal Bond Fund (NGX) to Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX).

In addition, the Fund changed its non-fundamental investment policy requiring the Fund to invest in municipal securities rated at least investment grade at the time of investment. The Fund adopted a new policy to, under normal circumstances, invest at least 80% of its managed assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Under the new policy, the Fund may invest up to 20% of its managed assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of the Fund’s managed assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

90	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2012, Massachusetts AMT-Free Income (NGX) and Missouri Premium Income (NOM) had outstanding when-issued, delayed delivery purchase commitments of $1,798,444 and $483,792, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Massachusetts AMT-Free Income (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of May 31, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value.

MuniFund Term Preferred Shares
The Funds have issued and outstanding MTP Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, the remainder of each Fund’s outstanding ARPS. Each Fund’s MTP Shares may be issued in one or more Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2012, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Connecticut Premium Income (NTC)			Connecticut Dividend Advantage (NFC)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series:
2015	1,830,000	2.65%	NTC Pr C	2,047,000	2.60%	NFC Pr C
2016	1,778,000	2.55	NTC Pr D	—	—	—

Nuveen Investments	91

Notes to
Financial Statements (continued)

	Connecticut Dividend Advantage 2 (NGK)			Connecticut Dividend Advantage 3 (NGO)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	1,695,000	2.60%	NGK Pr C	3,200,000	2.65%	NGO Pr C

	Massachusetts Premium Income (NMT)			Massachusetts Dividend Advantage (NMB)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series:
2015	2,021,000	2.65%	NMT Pr C	1,472,500	2.60%	NMB Pr C
2016	1,643,500	2.75	NMT Pr D	—	—	—

	Massachusetts AMT-Free Income (NGX)			Missouri Premium Income (NOM)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	2,207,500	2.65%	NGX Pr C	1,788,000	2.10%	NOM Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date.

The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Connecticut Premium Income (NTC) Series 2015	Connecticut Premium Income (NTC) Series 2016	Connecticut Dividend Advantage (NFC) Series 2015	Connecticut Dividend Advantage 2 (NGK) Series 2015	Connecticut Dividend Advantage 3 (NGO) Series 2015
Term Redemption Date	February 1, 2015	January 1, 2016	April 1, 2015	April 1, 2015	March 1, 2015
Optional Redemption Date	February 1, 2011	January 1, 2012	April 1, 2011	April 1, 2011	March 1, 2011
Premium Expiration Date	January 31, 2012	December 31, 2012	March 31, 2012	March 31, 2012	February 29, 2012

	Massachusetts Premium Income (NMT) Series 2015	Massachusetts Premium Income (NMT) Series 2016	Massachusetts Dividend Advantage (NMB) Series 2015	Massachusetts AMT-Free Income (NGX) Series 2015	Missouri Premium Income (NOM) Series 2015
Term Redemption Date	February 1, 2015	February 1, 2016	April 1, 2015	March 1, 2015	December 1, 2015
Optional Redemption Date	February 1, 2011	February 1, 2012	April 1, 2011	March 1, 2011	December 1, 2011
Premium Expiration Date	January 31, 2012	January 31, 2013	March 31, 2012	February 29, 2012	November 30, 2012

The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2012, was as follows:

	Connecticut Premium Income (NTC)	Connecticut Dividend Advantage (NFC)	Connecticut Dividend Advantage 2 (NGK)	Connecticut Dividend Advantage 3 (NGO)
Average liquidation value of MTP Shares outstanding	$36,080,000	$20,470,000	$16,950,000	$32,000,000

92	Nuveen Investments

	Massachusetts Premium Income (NMT)	Massachusetts Dividend Advantage (NMB)	Massachusetts AMT-Free Income (NGX)	Missouri Premium Income (NOM)
Average liquidation value of MTP Shares outstanding	$36,645,000	$14,725,000	$22,075,000	$17,880,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Insurance
Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, and during the period June 1, 2011 through May 15, 2012, Massachusetts AMT-Free Income (NGX) invested at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. In addition, during the period June 1, 2011 through May 15, 2012, Massachusetts AMT-Free Income (NGX) invested in municipal securities that, at the time of investment was rated investment grade (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended May 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2012, the Funds were not invested in externally-deposited Recourse Trusts.

Nuveen Investments	93

Notes to
Financial Statements (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2012, were as follows:

	Connecticut Premium Income (NTC)	Connecticut Dividend Advantage (NFC)	Connecticut Dividend Advantage 2 (NGK)	Connecticut Dividend Advantage 3 (NGO)
Average floating rate obligations outstanding	$7,965,000	$3,820,000	$3,460,000	$5,780,000
Average annual interest rate and fees	0.65%	0.64%	0.64%	0.62%

	Massachusetts Premium Income (NMT)	Massachusetts Dividend Advantage (NMB)	Massachusetts AMT-Free Income (NGX)	Missouri Premium Income (NOM)
Average floating rate obligations outstanding	$1,910,369	$789,126	$879,727	$2,225,000
Average annual interest rate and fees	0.59%	0.59%	0.55%	0.33%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the fiscal year ended May 31, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Advisor believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Connecticut Premium Income (NTC)	Connecticut Dividend Advantage (NFC)	Connecticut Dividend Advantage 2 (NGK)	Connecticut Dividend Advantage 3 (NGO)
MTP Shares offering costs	$1,131,200	$567,050	$504,250	$750,000

94	Nuveen Investments

	Massachusetts Premium Income (NMT)	Massachusetts Dividend Advantage (NMB)	Massachusetts AMT-Free Income (NGX)	Missouri Premium Income (NOM)
MTP Shares offering costs	$1,139,675	$465,875	$571,125	$598,200

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2012:

Connecticut Premium Income (NTC)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$122,286,950	$—	$122,286,950

Connecticut Dividend Advantage (NFC)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$61,995,068	$—	$61,995,068

Connecticut Dividend Advantage 2 (NGK)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$55,421,186	$—	$55,421,186

Connecticut Dividend Advantage 3 (NGO)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$101,695,864	$—	$101,695,864

Massachusetts Premium Income (NMT)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$109,066,655	$—	$109,066,655

Nuveen Investments	95

Notes to
Financial Statements (continued)

Massachusetts Dividend Advantage (NMB)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$43,709,704	$180,000	$43,889,704

Massachusetts AMT-Free Income (NGX)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$63,245,540	$—	$63,245,540

Missouri Premium Income (NOM)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$53,126,776	$—	$53,126,776

The following is a reconciliation of the following Fund’s Level 3 investments held at the beginning and end of the measurement period:

Massachusetts Dividend Advantage (NMB) Level 3 Municipal Bonds
Balance at the beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	180,000
Transfers out of	—
Balance at the end of period	$180,000
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of May 31, 2012	$(64,750)

During the fiscal year ended May 31, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2012.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Connecticut Premium Income (NTC)		Connecticut Dividend Advantage (NFC)		Connecticut Dividend Advantage 2 (NGK)
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Common shares issued to shareholders due to reinvestment of distributions	—	—	652	1,764	494	1,073

96	Nuveen Investments

	Connecticut Dividend Advantage 3 (NGO)		Massachusetts Premium Income (NMT)		Massachusetts Dividend Advantage (NMB)
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Common shares issued to shareholders due to reinvestment of distributions	—	—	—	6,872	—	1,746

	Massachusetts AMT-Free Income (NGX)		Missouri Premium Income (NOM)
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Common shares issued to shareholders due to reinvestment of distributions	99	1,124	5,049	4,733

Preferred Shares
Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB) and Massachusetts AMT-Free Income (NGX) redeemed all of their outstanding ARPS during the fiscal year ended May 31, 2010.

Transactions in ARPS were as follows:

	Connecticut Premium Income (NTC)				Massachusetts Premium Income (NMT)
	Year Ended 5/31/12		Year Ended 5/31/11		Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:Series TH	N/A	N/A	629	$15,725,000	N/A	N/A	576	$14,400,000

N/A – As of May 31, 2011, the Fund redeemed all of its outstanding ARPS at liquidation value.

	Missouri Premium Income (NOM)
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
ARPS redeemed:Series TH	N/A	N/A	640	$16,000,000

N/A – As of May 31, 2011, the Fund redeemed all of its outstanding ARPS at liquidation value.

Transactions in MTP Shares were as follows:

	Connecticut Premium Income (NTC)				Massachusetts Premium Income (NMT)
	Year Ended 5/31/12		Year Ended 5/31/11		Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:Series 2016	—	$—	1,778,000	$17,780,000	—	$—	1,643,500	$16,435,00

	Missouri Premium Income (NOM)
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
MTP Shares issued:Series 2015	—	$—	1,788,000	$17,880,000

Nuveen Investments	97

Notes to
Financial Statements (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2012, were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Purchases	$13,103,616		$9,756,944		$6,033,384		$11,039,039
Sales and maturities	14,414,477		10,379,027		6,483,821		11,261,672

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Massachusetts AMT-Free Income (NGX	)	Missouri Premium Income (NOM	)
Purchases	$13,142,386		$3,527,022		$9,039,575		$7,866,886
Sales and maturities	15,349,838		3,933,237		8,864,018		6,742,705

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Cost of investments	$106,764,045		$54,119,150		$48,617,486		$90,552,139
Gross unrealized:
Appreciation	$7,987,367		$4,175,032		$3,463,466		$5,801,794
Depreciation	(427,587)		(121,292)		(121,256)		(436,289)
Net unrealized appreciation (depreciation) of investments	$7,559,780		$4,053,740		$3,342,210		$5,365,505

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Massachusetts AMT-Free Income (NGX	)	Missouri Premium Income (NOM	)
Cost of investments	$100,677,889		$40,831,541		$59,787,309		$48,097,302
Gross unrealized:
Appreciation	$7,359,282		$3,014,708		$3,128,572		$3,059,447
Depreciation	(405,216)		(516,921)		(10,271)		(255,142)
Net unrealized appreciation (depreciation) of investments	$6,954,066		$2,497,787		$3,118,301		$2,804,305

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of Common share net assets at May 31, 2012, the Funds’ tax year end, as follows:

	Connecticut Premium Income (NTC )	Connecticut Dividend Advantage (NFC )	Connecticut Dividend Advantage 2 (NGK )	Connecticut Dividend Advantage 3 (NGO	)
Paid-in surplus	$(471,806)	$(161,034)	$(129,786)	$(312,375)
Undistributed (Over-distribution of) net investment income	484,264	173,140	130,071	309,234
Accumulated net realized gain (loss)	(12,458)	(12,106)	(285)	3,141

98	Nuveen Investments

	Massachusetts Premium Income (NMT )	Massachusetts Dividend Advantage (NMB )	Massachusetts AMT-Free Income (NGX	)	Missouri Premium Income (NOM	)
Paid-in surplus	$(215,404)	$(92,589)	$(113,237)		$(118,412)
Undistributed (Over-distribution of) net investment income	226,661	92,633	113,237		117,952
Accumulated net realized gain (loss)	(11,257)	(44)	—		460

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ tax year end, were as follows:

	Connecticut Premium Income (NTC	)	Connecticut Dividend Advantage (NFC	)	Connecticut Dividend Advantage 2 (NGK	)	Connecticut Dividend Advantage 3 (NGO	)
Undistributed net tax-exempt income*	$1,083,370		$354,360		$247,413		$493,585
Undistributed net ordinary income **	24,296		102,633		17,911		44,189
Undistributed net long-term capital gains	99,454		32,506		56,143		—

	Massachusetts Premium Income (NMT	)	Massachusetts Dividend Advantage (NMB	)	Massachusetts AMT-Free Income (NGX	)	Missouri Premium Income (NOM	)
Undistributed net tax-exempt income*	$897,013		$124,323		$148,098		$533,311
Undistributed net ordinary income **	52,996		—		—		—
Undistributed net long-term capital gains	292,510		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared May 1, 2012, paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2012 and May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Connecticut Premium Income (NTC)	Connecticut Dividend Advantage (NFC)	Connecticut Dividend Advantage 2 (NGK)	Connecticut Dividend Advantage 3 (NGO)
Distributions from net tax-exempt income ***	$4,736,774	$2,438,330	$2,206,558	$3,904,981
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains ****	225,331	110,451	76,108	—

2012	Massachusetts Premium Income (NMT)	Massachusetts Dividend Advantage (NMB)	Massachusetts AMT-Free Income (NGX)	Missouri Premium Income (NOM)
Distributions from net tax-exempt income ***	$4,683,212	$1,892,509	$2,522,521	$2,186,098
Distributions from net ordinary income **	—	2	—	—
Distributions from net long-term capital gains ****	243,992	—	—	—

2011	Connecticut Premium Income (NTC)	Connecticut Dividend Advantage (NFC)	Connecticut Dividend Advantage 2 (NGK)	Connecticut Dividend Advantage 3 (NGO)
Distributions from net tax-exempt income	$4,494,227	$2,517,939	$2,278,037	$3,992,324
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains	—	—	—	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2012, as Exempt Interest Dividends.
****
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2012.

Nuveen Investments	99

Notes to
Financial Statements (continued)

2011	Massachusetts Premium Income (NMT)	Massachusetts Dividend Advantage (NMB)	Massachusetts AMT-Free Income (NGX)	Missouri Premium Income (NOM)
Distributions from net tax-exempt income	$4,427,025	$2,009,854	$2,646,325	$2,005,649
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains	179,625	—	—	—

**           Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Connecticut Dividend Advantage 3 (NGO)	Massachusetts Dividend Advantage (NMB)	Massachusetts AMT-Free Income (NGX)	Missouri Premium Income (NOM)
Expiration:
May 31, 2014	$—	$—	$373,352	$—
May 31, 2015	143,503	—	—	—
May 31, 2017	43,691	—	215,629	92,675
May 31, 2018	13,130	—	24,486	91,539
May 31, 2019	—	44,128	18,813	—
Total	$200,324	$44,128	$632,280	$184,214

During the Funds’ tax year ended May 31, 2012, the following Funds utilized capital loss carryforwards as follows:

	Connecticut Dividend Advantage 3 (NGO)	Massachusetts Dividend Advantage (NMB)	Massachusetts AMT-Free Income (NGX)	Missouri Premium Income (NOM)
Utilized capital loss carryforwards	$214,588	$94,225	$72,438	$29,858

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended May 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

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The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:
Average Daily Managed Assets*	Connecticut Premium Income (NTC) Massachusetts Premium Income (NMT) Missouri Premium Income (NOM) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Connecticut Dividend Advantage (NFC)
Connecticut Dividend Advantage 2 (NGK)
Connecticut Dividend Advantage 3 (NGO)
Massachusetts Dividend Advantage (NMB)
Massachusetts AMT-Free Income (NGX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2012, the complex level fee rate for these Funds was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

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Notes to
Financial Statements (continued)

For the first ten years of Connecticut Dividend Advantage 2’s (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

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Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

104	Nuveen Investments

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds

106	Nuveen Investments

with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, each of the Funds had significant differences with its Performance Peer Group. Therefore, the Independent Board Members considered the Funds’ performance compared to their benchmarks. In this regard, the Independent Board Members noted that each Fund outperformed its respective benchmark in the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set);

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Nuveen Missouri Premium Income Municipal Fund and the Nuveen Massachusetts AMT-Free Municipal Income Fund had slightly higher or higher net management fees than their peer average and a slightly higher or higher net expense ratio compared to their peer average (although the Board recognized the limitations of the peer sets with these Funds). Finally, the Independent Board Members noted that the other Funds each had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent

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differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee

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calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER
	8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	222

■	JACK B. EVANS
	10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	222

■	WILLIAM C. HUNTER
	3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					222

■	DAVID J. KUNDERT
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	222

■	WILLIAM J. SCHNEIDER
	9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	222

112	Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE
	12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	222

■	CAROLE E. STONE
	6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	222

■	VIRGINIA L. STRINGER
	8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	222

■	TERENCE J. TOTH
	9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					222

Interested Board Member:
■	JOHN P. AMBOIAN(2)
	6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	222

Nuveen Investments	113

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					222

■	WILLIAM ADAMS IV
	6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	122

■	CEDRIC H. ANTOSIEWICZ
	1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	122

■	MARGO L. COOK
	4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	222

■	LORNA C. FERGUSON
	10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	222

■	STEPHEN D. FOY
	5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	222

114	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	SCOTT S. GRACE
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					222

■	WALTER M. KELLY
	2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	222

■	TINA M. LAZAR
	8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	222

■	KEVIN J. MCCARTHY
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					222

Nuveen Investments	115

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME
	3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	222

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

116	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	117

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

118	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	119

Glossary of Terms
Used in this Report (continued)

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper Single State Insured Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Standard & Poor’s (S&P) Connecticut Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

120	Nuveen Investments

■
Standard & Poor’s (S&P) Massachusetts Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Standard & Poor’s (S&P) Missouri Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Standard & Poor’s (S&P) National Insured Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the insured, tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	121

Notes

122	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.
Common Shares
Fund	Repurchased
NTC	—
NFC	—
NGK	—
NGO	—
NMT	—
NMB	—
NGX	—
NOM	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	123

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates - Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-B-0512D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Massachusetts Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
May 31, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
May 31, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2011	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2012	$ 0	$ 0	$ 0	$ 0
May 31, 2011	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Michael Hamilton	Nuveen Massachusetts Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	15	$1.44 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$159.7 million
*	Assets are as of May 31, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of May 31, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Michael Hamilton	Nuveen Massachusetts Dividend Advantage Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Michael Hamilton, Senior Vice President of Nuveen Asset Management, manages several municipal funds.  He joined Nuveen Asset Management on January 1, 2011 in connection with Nuveen Fund Advisors acquiring a portion of the asset management business of FAF Advisors.  He began working in the financial industry when he joined FAF Advisors in 1989, as a fixed-income fund manager and trader.  He became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. He is a member of the Portland Society of Financial Analysts. Currently, he manages investments for 13 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Massachusetts Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2012